           ANNUAL REPORT December 31, 1999


--------------------------------------------------------------------------

                             GUINNESS FLIGHT
                             INVESTMENT FUNDS

                             ASIA BLUE CHIP FUND

                             ASIA SMALL CAP FUND

                             CHINA & HONG KONG FUND

                             INTERNET.COM INDEX -TM- FUND

                             MAINLAND CHINA FUND

                             NEW EUROPE FUND

                             WIRED INDEX -TM- FUND

                             GLOBAL GOVERNMENT BOND FUND

--------------------------------------------------------------------------


               INVESTEC
               GUINNESS FLIGHT

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

DEAR GUINNESS FLIGHT SHAREHOLDER

    We are once again pleased to present our annual report for the Guinness Flight Investment Funds. 1999 was an exciting and rewarding year for most of the Funds; all but one of the Funds had exceptional years. And, as long time shareholders in our Asian Funds will happily acknowledge, it was an especially gratifying year.

    The Wired Index-TM- Fund had an outstanding year. The Fund both performed well, finishing the year with a total return of 68.68%, and, we are pleased to add, received a warm reception from investors. By year-end the Fund has grown to $164 million.

    On July 31st, we launched the latest addition to the Guinness Flight Investment Funds, the internet.com Index-TM- Fund. And, despite the less than one-year track record, this Fund posted the greatest total return of any of the Guinness Flight Funds during the year, 82.08%.

    Led by the China & Hong Kong Fund, all of the Asian Funds enjoyed a good year. The China & Hong Kong Fund returned 66.27%; the Asia Blue Chip 61.16%; the Asia Small Cap Fund 42.43% and the Mainland China Fund 32.20%. Our Asian equity team in Hong Kong has correctly been bullish on these markets since October of 1998. Now that these markets have advanced past their pre-crisis levels it is easy to forget just how gloomy the environment was in the fall of 1998 and how courageous their call was.

    The New Europe Fund provided a total return of 19.79%. The only disappointment among the Funds was the negative 7.97% total return posted by the Global Government Bond Fund.

    The portfolio managers for each of the Guinness Flight Funds have provided a more complete analysis in the individual letters that accompany the financial results for the funds within the annual report.

    We recognize that our implicit service contract with you as a shareholder covers more than investment management and that we have an obligation to communicate with you on a regular basis. The Internet has emerged as an ideal medium for these communications and we are taking full advantage of this medium. We encourage you to visit our web site at WWW.GFFUNDS.COM. In addition to regular and frequent updates we provide a series of opt in email services designed to keep you informed. You can sign up for these updates on the web site.

    The focal point of our Fund family is the future. The signposts of change seem to pass by at an ever increasing rate and while the future is obscured by the horizon the view is clear far enough ahead to see that the future is going to be profoundly different from the present. The incredible growth of Asia, the development of the New Economy and the emergence of the Internet as the greatest and most dynamic communications medium ever are just some of the amazing changes taking place early in the 21st Century. We are pleased to be able to offer you opportunities to participate in this change and look forward to continuing to serve your investing needs.

Sincerely,

/s/ James J. Atkinson, Jr.
James J. Atkinson, Jr.
Director

GUINNESS FLIGHT ASIA BLUE CHIP FUND

THE BACKDROP

    The economic backdrop in Asia has continued to improve throughout 1999 and Asia is now reporting very strong economic growth. Exports are growing at the fastest rate in the last five years with the electronics industry being particularly strong. Imports, a sign of domestic demand, are also staging a sharp rebound. Asia has made a much stronger economic recovery than even the most optimistic of forecasters had expected and this should lead to better profit growth.

    All of the region's stock markets generated positive returns during 4Q99 with the best returns coming from Thailand, Hong Kong and South Korea. The Philippines and China were relative under performers, probably due to lackluster economic news and Y2K worries respectively. Surprisingly Taiwan also under performed the regional index even though the stock market is heavily weighted towards the technology sector. Taiwan's stock market is still dominated by local investors and therefore did not respond to the global enthusiasm for technology companies.

THE FUND

    The Fund recorded a twelve-month performance of 61.16% to December 31, 1999. The strong recent performance has resulted in the Fund catching-up with the index over the twelve-month period.

    Portfolio activity during the final months of 1999 was minimized with transactions primarily as a result of flows into or out of the Fund. The weighting in the electronics industry was further increased through the purchase in Ritek of Taiwan, a CD/DVD manufacturer. In Hong Kong the weighting in Hutchison Whampoa was increased and Cable & Wireless HK Telecom was added to the portfolio. The net result of these transactions has been a significant increase in the telecoms weighting in the Fund. Cathay Pacific was also added to the portfolio as we expect a sharp recovery in profits due to higher load and yield factors.

    We have rotated the Fund away from the ultra-defensive stance held until the second quarter of 1999. Hence, we have bought shares in the banking, electronics and telecoms sectors. Defensive food, plantation and utility stocks have been sold.

THE OUTLOOK

    Asia has made a very sharp economic recovery. Imports have been growing very rapidly throughout Asia and every country that reports monthly industrial production figures has reported strong growth. Industrial production is at record levels in most Asian countries. Consumer confidence is expected to improve as the economies recover. This should stimulate domestic consumption. The low end of the retailing sector is already benefiting from better demand. Along with the recovery in domestic demand we are also seeing a recovery in the external sector. The primary reason for the slump in external demand was the sharp reduction in intra-regional trade as a result of the shrinking Asian economies. Asia did not lose market share in extra-regional trade. As the regional economies are now growing intra-regional trade is in the process of rapidly recovering. Most commentators expect 2000 to be a year of strong global growth. If this proves to be correct Asia's economies will be major beneficiaries.

-- Robert Conlon

Hong Kong

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        43
 Portfolio Turnover:            82.34%
 % of Stocks in Top 10:         45.46%

                                 FUND MANAGERS:
                           Robert Conlon; Agnes Chow

 TOP 10 HOLDINGS (% OF NET ASSETS)
------------------------------------
SK Telecom Co.                 7.79%
Hutchison Whampoa              6.74%
Samsung Electronics GDR        6.27%
DBS Group Hld.                 4.24%
Taiwan Semiconductor ADR       3.80%
Hong Kong Telecom              3.62%
Cheung Kong                    3.53%
Korea Electric Power Corp.
 GDR                           3.22%
Pohang Iron & Steel Ltd.
 GDR                           3.22%
Housing & Commercial Bank
 GDR                           3.03%
  TOP 5 SECTORS (% OF NET ASSETS)
------------------------------------
Banking                       22.03%
Telecommunications            17.14%
Electronics                   14.05%
Real Estate                    8.89%
Utilities                      7.02%
 TOP 5 COUNTRIES (% OF NET ASSETS)
------------------------------------
Hong Kong                     28.67%
South Korea                   26.16%
Singapore                     16.69%
Taiwan                        14.99%
Malaysia                       4.75%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
ASIA BLUE CHIP FUND AND THE MSCI ASIA FREE EX-JAPAN INDEX
                                                                            Guinness Flight Asia  MSCI Asia Free
                                                                                  Blue Chip Fund  Ex-Japan Index
4/29/96*                                                                                 $10,000         $10,000
6/30/96                                                                                   $9,904          $9,706
9/30/96                                                                                   $9,840          $9,372
12/31/96                                                                                 $10,384          $9,564
3/31/97                                                                                   $9,880          $9,247
6/30/97                                                                                  $10,411          $9,815
9/30/97                                                                                   $8,697          $8,064
12/31/97                                                                                  $6,471          $5,591
3/31/98                                                                                   $6,759          $5,860
6/30/98                                                                                   $4,951          $3,925
9/30/98                                                                                   $4,661          $3,611
12/31/98                                                                                  $5,709          $5,062
3/31/99                                                                                   $5,950          $5,316
6/30/99                                                                                   $7,450          $7,304
9/30/99                                                                                   $6,781          $6,543
12/31/99                                                                                  $9,200          $8,069
* Inception date.
Average Annual Total Return
One Year                                                                         Since Inception
61.16%                                                                                    -2.24%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999

-------------------------------------------------------------------------------
SHARES
           COMMON STOCKS: 97.57%
                                                                          VALUE
-------------------------------------------------------------------------------
           HONG KONG: 28.67%
  60,000   Cathay Pacific Airways................................  $    106,909
  30,000   Cheung Kong...........................................       381,127
  50,000   Dao Heng Bank Group Ltd...............................       257,944
  20,000   Hang Seng Bank........................................       228,355
 135,200   Hong Kong Telecom.....................................       390,485
  18,000   HSBC Holdings Plc.....................................       252,412
  50,000   Hutchison Whampoa.....................................       726,874
  45,000   Johnson Electric Holdings.............................       288,885
  18,000   Sun Hung Kai Properties Ltd...........................       187,572
  46,000   Swire Pacific Ltd. A..................................       271,633
                                                                   ------------
           Total Hong Kong.......................................     3,092,196
                                                                   ------------
           INDONESIA: 0.00%
   3,471   Bank International Indonesia Wts......................            --
                                                                   ------------
           MALAYSIA: 4.75%
  36,000   Commerce Asset-Holding Berhad.........................        92,368
  81,000   Malayan Banking.......................................       287,764
  80,000   Malaysian Intern Shipping Corp........................       131,579
                                                                   ------------
           Total Malaysia........................................       511,711
                                                                   ------------
           PHILIPPINES: 2.52%
  25,000   Bank Of Philippine Islands............................        72,364
  25,000   Manila Electric.......................................        71,740
   5,000   Philippine Long Distance Telephone ADR................       127,501
                                                                   ------------
           Total Philippines.....................................       271,605
                                                                   ------------
           SINGAPORE: 16.69%
  22,000   Chartered Semiconductor...............................       120,204
  27,890   DBS Group Hld.........................................       457,158
  60,000   DBS Land Ltd..........................................       118,163
  14,700   Overseas Chinese Banking..............................       135,041
  26,000   Singapore Airlines....................................       295,047
  13,000   Singapore Press Holdings..............................       281,777
 100,000   Singapore Telecom Ltd.................................       206,544

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
           SINGAPORE: (CONTINUED)
  21,120   United Overseas Bank..................................  $    186,409
                                                                   ------------
           Total Singapore.......................................     1,800,343
                                                                   ------------
           SOUTH KOREA: 26.16%
  10,975   Housing & Commercial Bank GDR.........................       326,515
   3,907   Korea Telecom Corp. GDR...............................       283,990
  20,679   Korea Electric Power Corp. GDR........................       347,667
  10,000   Pohang Iron & Steel Ltd. GDR..........................       347,500
  22,629   SK Telecom Co.........................................       840,105
   5,533   Samsung Electronics GDR...............................       676,409
                                                                   ------------
           Total South Korea.....................................     2,822,186
                                                                   ------------
           TAIWAN: 14.99%
  14,000   Asustek Computer GDR..................................       147,815
  22,650   Acer, Inc. GDR........................................       322,763
   9,326   China Steel Corp. GDR.................................       139,657
   8,697   Evergreen Marine GDR..................................        71,574
  10,000   Ritek Corp............................................       115,750
  16,728   Siliconware Precision GDR.............................       242,138
   6,400   Synnex Tech. GDR......................................       168,217
   9,225   Taiwan Semiconductor ADR..............................       409,358
                                                                   ------------
           Total Taiwan..........................................     1,617,272
                                                                   ------------
           THAILAND: 3.79%
 150,000   Krung Thai Bank Public Co., Ltd.......................        78,727
 152,000   Thai Farmers Bank - Foreign...........................       254,478
  50,000   Thai Airways..........................................        75,737
                                                                   ------------
           Total Thailand........................................       408,942
                                                                   ------------
           TOTAL COMMON STOCKS: 97.57%
             (Identified Cost $6,751,337)........................    10,524,255
                                                                   ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999 CONTINUED

--------------------------------------------------------------------------------
PAR VALUE
            CORPORATE BONDS: 1.48%
                                                                           VALUE
--------------------------------------------------------------------------------
            TAIWAN: 1.48%
$100,000    Nan Ya Plastics                                         $    159,159
              1.75% due 7/19/01...................................
                                                                    ------------
            TOTAL CORPORATE BONDS: 1.48% (Identified Cost
              $129,103)
            TOTAL INVESTMENTS IN SECURITIES: 99.05%
              (Identified Cost $6,880,440+).......................    10,683,414
            OTHER ASSETS LESS LIABILITIES: 0.95%..................       102,930
                                                                    ------------
            NET ASSETS: 100.00%...................................  $ 10,786,344
                                                                    ============

*  Non-income producing security.
+  Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation....................  $ 3,939,178
    Gross unrealized depreciation....................     (136,204)
                                                       -----------
                                                       $ 3,802,974
                                                       ===========
ADR - American depositary receipt.
GDR - Global depositary receipt.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

DECEMBER 31, 1999

------------------------------------------------------------------------
                                                                 % OF
INDUSTRY                                                      NET ASSETS
------------------------------------------------------------------------
Airline.....................................................      4.43%
Banking.....................................................     22.03
Chemical....................................................      1.48
Computer Equipment..........................................      1.37
Diversified Operations......................................      6.74
Electronics.................................................     14.05
Holding Companies...........................................      2.34
Manufacturing...............................................      4.52
Media.......................................................      2.61
Micro Computers.............................................      4.55
Real Estate.................................................      8.89
Telecommunications..........................................     17.14
Transportation..............................................      1.88
Utilities...................................................      7.02
                                                                ------
TOTAL INVESTMENTS IN SECURITIES.............................     99.05
OTHER ASSETS LESS LIABILITIES...............................      0.95
                                                                ------
NET ASSETS..................................................    100.00%
                                                                ======

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $6,880,440).......  $10,683,414
Cash........................................................      115,370
Receivables:
    Fund shares sold........................................       14,734
    Dividends and interest..................................       15,541
Prepaid expenses............................................        5,279
Deferred organization costs, net............................        2,317
                                                              -----------
    Total assets............................................   10,836,655
                                                              -----------

LIABILITIES
Payables:
    Fund shares redeemed....................................       16,840
    Due to Advisor (Note 3).................................        9,439
Accrued expenses............................................       24,032
                                                              -----------
    Total liabilities.......................................       50,311
                                                              -----------
NET ASSETS..................................................  $10,786,344
                                                              ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($10,786,344/944,930 shares outstanding; unlimited
    number of shares authorized without par value)..........       $11.41
                                                                   ------
                                                                  -------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $10,174,916
    Undistributed net investment income.....................       37,205
    Accumulated net realized loss on investments............   (3,232,837)
    Net unrealized appreciation on:
        Investments.........................................    3,802,974
        Foreign currency....................................        4,086
                                                              -----------
NET ASSETS..................................................  $10,786,344
                                                              ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                 FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $12,357)........      $  165,878
Interest....................................................          20,902
                                                                  ----------
    Total investment income.................................         186,780
                                                                  ----------

EXPENSES
Advisory fees (Note 3)......................................          88,646
Administration fees (Note 3)................................          22,161
Custodian...................................................          21,304
Accounting..................................................          52,069
Transfer agent fees.........................................          40,918
Audit fees..................................................          13,377
Legal fees..................................................           3,255
Insurance...................................................             792
Trustees' fees..............................................           5,218
Registration fees...........................................           5,002
Reports to shareholders.....................................           5,450
Deferred organization costs amortization....................           1,748
Miscellaneous...............................................           2,671
                                                                  ----------
    Total expenses..........................................         262,611
    Interest expense........................................           2,210
    Commitment fee on credit line...........................             638
    Less: Expenses reimbursed (Note 3)......................         (89,137)
                                                                  ----------
    Net expenses............................................         176,322
                                                                  ----------
        NET INVESTMENT INCOME...............................          10,458
                                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments............................         660,815
Net realized loss on foreign currency.......................          (5,294)
Net change in unrealized appreciation on:
    Investments.............................................       3,488,488
    Foreign currency........................................           4,081
                                                                  ----------
    Net realized and unrealized gain on investments.........       4,148,090
                                                                  ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................      $4,158,548
                                                                  ==========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                ENDED
                                           DECEMBER 31, 1999    DECEMBER 31, 1998
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income....................  $          10,458       $    65,896
Net realized gain (loss) on
  investments............................            660,815        (3,308,917)
Net realized loss on foreign currency....             (5,294)          (19,626)
Net change in unrealized appreciation
  (depreciation) on:
    Investments..........................          3,488,488         1,956,562
    Foreign currency.....................              4,081              (179)
                                           -----------------       -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........          4,158,548        (1,306,264)
                                           -----------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income...............                 --           (49,669)
                                           -----------------       -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold................          8,273,165        10,665,544
Net asset value of shares issued on
  reinvestment of distributions..........                 --            41,743
Cost of shares redeemed                           (9,494,797)       (8,419,362)
                                           -----------------       -----------
NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS.....................         (1,221,632)        2,287,925
                                           -----------------       -----------
    TOTAL INCREASE IN NET ASSETS.........          2,936,916           931,992

NET ASSETS
Beginning of year........................          7,849,428         6,917,436
                                           -----------------       -----------
End of year (including undistributed net
  investment income of $37,205 and
  $26,747, respectively).................  $      10,786,344       $ 7,849,428
                                           =================       ===========

CHANGES IN CAPITAL SHARES
Shares sold..............................            996,270         1,543,963
Shares reinvested from distributions.....                 --             6,798
Shares redeemed..........................         (1,159,538)       (1,298,746)
                                           -----------------       -----------
    Net Increase (Decrease)..............           (163,268)          252,015
                                           =================       ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------------
                                                                                 APRIL 29,
                               FOR THE YEAR    FOR THE YEAR    FOR THE YEAR        1996*
                                  ENDED            ENDED           ENDED          THROUGH
                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   1999            1998            1997            1996
--------------------------------------------------------------------------------------------
Net asset value, beginning
  of period.................     $  7.08          $  8.08         $ 12.98         $ 12.50
                                 -------          -------         -------         -------
Income from investment
 operations:
  Net investment income.....        0.02             0.05            0.02              --
  Net realized and
    unrealized gain (loss)
    on investments..........        4.31            (1.01)          (4.91)           0.48
                                 -------          -------         -------         -------
Total from investment
  operations................        4.33            (0.96)          (4.89)           0.48
                                 -------          -------         -------         -------
Less Distributions:
  From net investment
    income..................          --            (0.04)          (0.01)             --
                                 -------          -------         -------         -------
  Net asset value, end of
    period..................     $ 11.41          $  7.08         $  8.08         $ 12.98
                                 =======          =======         =======         =======
Total return................       61.16 %         (11.78)%        (37.68)%          3.84 %++
Ratios/supplemental data:
Net assets, end of period
 (thousands)................     $10,786          $ 7,849         $ 6,917         $ 3,687
Ratio of expenses to average
 net assets:
  Before expense
    reimbursement...........        2.99 %           3.85 %          4.41 %          9.14 %+
  After expense
    reimbursement...........        1.98 %           1.98 %          1.98 %          1.98 %+
Ratio of net investment
 income to average net
 assets:
  Before expense
    reimbursement...........       (0.89)%          (1.03)%         (2.16)%         (7.10)%+
  After expense
    reimbursement...........        0.12 %           0.91 %          0.28 %          0.06 %+
Portfolio turnover rate.....       82.34 %          77.62 %         34.69 %         10.97 %++
BANK LOANS
Amount outstanding at end of
 period (thousands).........     $    --^         $    --         $    --             n/a
Average amount of bank loans
 oustanding during the
 period (monthly average)
 (thousands)................     $    --^         $    --         $   121             n/a
Average number of shares
 outstanding during the
 period (monthly average)
 (thousands)................          --^              --             479             n/a
Average amount of debt per
 share during the period....     $    --^         $    --         $  0.25             n/a

    *          Commencement of operations.
    +          Annualized.
    ++         Not annualized.
    ^          The Fund's line of credit expired June 15, 1999.

See accompanying notes to financial statements.

GUINNESS FLIGHT ASIA SMALL CAP FUND

THE BACKDROP

    The Asian stock markets rallied in the final months of 1999 on the back of rosy expectations for the technology sector. This was largely due to higher confidence levels in Asia's economic recovery and enthusiasm for Asia's technology and telecoms sectors. The economic backdrop in Asia has continued to improve throughout 1999 and Asia is now reporting very strong economic growth. Exports are growing at the fastest rate in the last five years with the electronics industry being particularly strong. Imports, a sign of domestic demand, are also staging a sharp rebound. Asia has made a much stronger economic recovery than even the most optimistic of forecasters had expected and this should lead to better profit growth.

THE FUND

    The Fund posted a twelve-month return of 42.43% to December 31, 1999. Telecom and technology stocks such as Samsung Electronics, SK Telecom, Johnson Electric and Hutchison were the major beneficiaries of the technology euphoria during the period and drove the MSCI Index higher. The Fund significantly outperformed the Smaller Companies Index as the Fund's core holdings in the technology sector in Singapore and some economic recovery plays in Malaysia performed superbly. We also made use of earthquake-induced weakness in Taiwan to increase weighting in the Taiwanese technology sector and the Thai component of the portfolio rebounded nicely during the quarter as the non-performing loans within the banking sector started to stabilize. We will continue to rotate from defensive counters into the technology and telecom related stocks in Hong Kong and Korea.

    During the last six months, the stock market rally in Asia has broadened from the interest rate sensitive sectors to include the consumer, manufacturing and export sectors. Share prices have recovered sharply as the real economies in Asia have picked up. Our emphasis on the technology sector and on stocks that should be prime beneficiaries of the economic recovery has worked well and as a consequence the Fund outperformed both indices.

    In the next three months, reflecting our expectation of a sustainable recovery in Asia, the Fund will continue to overweight the technology and consumer related sectors as we believe these sectors will be the market leaders within the smaller companies universe.

THE OUTLOOK

    The transformation in Asia from the deep recession two years ago to the world's fastest growing region has exceeded most economists' expectations. The common feature across the Region last year was enormous current account surpluses, lower-than pre-crisis interest rates and stabilized currencies. Assuming that global market conditions remain favorable, particularly in Japan, the regional recovery should be sustainable although the pace will differ greatly by country. The 3Q99 GDP report has confirmed the recovery in Hong Kong and prompted economists to revise upward their forecasts for both 1999 and 2000. Signs of recovery are abundant in China. The pick up in retail sales, the stabilization of the deflationary trend and continuous improvements in exports are all bullish indicators. In Taiwan, business has returned to normal after the September earthquake with the growth exports and industrial production being re-established. However, growth in Korea will probably moderate, as 1999's levels are unsustainable. Though the Indonesian and Thai economies have been gaining momentum since last year, we are still cautious about the outlook for their banking systems.

-- Agnes Chow
Hong Kong

                      GUINNESS FLIGHT ASIA SMALL CAP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        57
 Portfolio Turnover:            67.24%
 % of Stocks in Top 10:         33.67%

                                 FUND MANAGERS:
                           Robert Conlon; Agnes Chow

 TOP 10 HOLDINGS (% OF NET ASSETS)
------------------------------------
Ambit Microsystems Corp.       3.97%
Datacraft Asia Ltd.            3.97%
Venture Manufacturing          3.65%
Esprit Holdings Ltd            3.44%
JCG Holdings Ltd.              3.33%
Great Wall Tech                3.13%
Pantech                        3.10%
HKR International Ltd.         3.07%
Giordano International Ltd.    3.01%
Glorious Sun Enterprises
 Ltd.                          3.00%
  TOP 5 SECTORS (% OF NET ASSETS)
------------------------------------
Electronics                   14.98%
Retail                         9.09%
Banking                        8.95%
Consumer Related               8.38%
Telecommunications             8.17%
 TOP 5 COUNTRIES (% OF NET ASSETS)
------------------------------------
Hong Kong                     36.18%
Singapore                     16.03%
Taiwan                        15.26%
South Korea                   13.42%
Malaysia                       7.73%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER
COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)
                                                                            Guiness Flight Asia  HSBC James
                                                                                 Small Cap Fund  Capel SASC
                                                                                                      Index
4/29/96*                                                                                $10,000     $10,000
6/30/1996                                                                               $10,461      $9,530
9/30/1996                                                                               $10,397      $9,467
12/31/1996                                                                              $11,308      $9,720
3/31/1997                                                                               $12,046     $10,336
6/30/1997                                                                               $13,406      $9,999
9/30/1997                                                                               $12,504      $7,820
12/31/1997                                                                               $7,829      $4,464
3/31/1998                                                                                $7,684      $5,116
6/30/1998                                                                                $5,005      $3,280
9/30/1998                                                                                $4,530      $2,921
12/31/1998                                                                               $5,415      $3,822
03/31/99                                                                                 $4,916      $3,765
06/30/99                                                                                 $6,911      $5,900
09/30/99                                                                                 $6,517      $5,138
12/31/99                                                                                 $7,712      $5,478
* Inception date.
Average Annual Total Return
One Year                                                                        Since Inception
42.43%                                                                                   -6.82%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999

-------------------------------------------------------------------------------
SHARES
            COMMON STOCKS: 102.04%
                                                                          VALUE
-------------------------------------------------------------------------------
            CHINA: 4.07%
1,214,000   Great Wall Tech.......................................  $ 1,179,171
  466,000   Guangdong Kelon Electric Holdings - H.................      353,712
                                                                    -----------
            Total China...........................................    1,532,883
                                                                    -----------
            HONG KONG: 36.18%
  500,000   ASM Pacific Technology................................      887,688
  800,000   Cafe De Coral Holdings................................      321,626
5,100,000   China Pharmaceutical Enterprises......................      642,995
  510,000   China Pharmaceuticals Wts.............................        9,186
  277,214   Dah Sing Financial Holdings...........................    1,105,575
1,200,840   Esprit Holdings Ltd...................................    1,297,704
1,100,000   Giordano International Ltd............................    1,132,124
3,000,000   Glorious Sun Enterprises Ltd..........................    1,128,908
1,650,400   HKR International Ltd.................................    1,157,170
1,700,000   Hung Hing Print Group.................................      639,714
3,867,500   IDT International.....................................      447,800
2,230,000   JCG Holdings Ltd......................................    1,255,146
  960,000   Pine Technology.......................................      185,257
1,752,000   Quality Healthcare Asia Ltd...........................      676,187
  500,000   Shui On Construction..................................      736,524
2,740,000   Shun Tak Holdings. Ltd................................      521,703
4,508,000   Texwinca Holdings Ltd.................................      695,948
  230,000   Wing Hang Bank Ltd....................................      787,083
  200,000   Wongs International Wts...............................        2,624
                                                                    -----------
            Total Hong Kong.......................................   13,630,962
                                                                    -----------
            MALAYSIA: 7.73%
  180,000   Gamuda Berhad.........................................      400,263
  670,000   Hap Seng Consolidated Bhd.............................      454,895
  400,000   Hong Leong Bank.......................................      578,947
  184,000   Malakoff Berhad.......................................      484,211
  400,000   Public Finance - Foreign..............................      454,737
   84,000   Unisem Berhad.........................................      539,368
                                                                    -----------
            Total Malaysia........................................    2,912,421
                                                                    -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            PHILIPPINES: 3.59%
7,400,000   Cosmos Bottling Corp..................................  $   454,249
  402,500   Equitable Banking Corp................................      898,908
                                                                    -----------
            Total Philippines.....................................    1,353,157
                                                                    -----------
            SINGAPORE: 16.03%
  295,000   Avimo Group Ltd.......................................      534,914
  138,000   Clipsal Industries Ltd................................      152,459
  180,000   Datacraft Asia Ltd....................................    1,494,000
  540,000   First Capital Corp....................................      719,784
  770,000   Flextech Holdings Ltd.................................      864,545
  170,000   Natsteel Electronics Ltd..............................      898,229
  120,000   Venture Manufacturing.................................    1,376,163
                                                                    -----------
            Total Singapore.......................................    6,040,094
                                                                    -----------
            SOUTH KOREA: 13.42%
   27,930   Dongwon Securities....................................      602,629
    8,400   Korea Chemical Co.....................................      547,424
   77,800   Korea Circuit Co......................................      681,735
    7,000   Korea Thrunet Co. Ltd.................................      416,500
   52,000   Pantech...............................................    1,167,767
   12,000   Seoul City Gas Co.....................................      221,929
   13,280   Shinsegae Department Stores...........................      671,310
  242,480   Woong Jin Publishing..................................      747,406
                                                                    -----------
            Total South Korea.....................................    5,056,700
                                                                    -----------
            TAIWAN: 15.26%
  201,250   Ambit Microsystems Corp...............................    1,495,734
  250,000   Chroma ATE Inc.*......................................      733,652
  447,600   CTCI Corp.............................................      304,111
  202,400   D-Link Corp...........................................      439,018
  168,000   Micro Star International Co...........................      932,440
   88,000   Prodisc International.................................      412,632
  130,000   Systex Corp...........................................      887,400

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            TAIWAN: (CONTINUED)
  155,000   World Peace Industrial*...............................  $   543,860
                                                                    -----------
            Total Taiwan..........................................    5,748,847
                                                                    -----------
            THAILAND: 5.76%
  455,500   Industrial Finance Corp...............................      223,937
  350,000   Kiatnakin Finance.....................................      462,729
  618,264   Mah Boon Krong Properties.............................      435,397
1,000,000   National Finance & Securities*........................      445,124
  600,000   United Broadcasting Corp..............................      601,913
                                                                    -----------
            Total Thailand........................................    2,169,100
                                                                    -----------
            TOTAL INVESMENTS IN SECURITIES: 102.04%
              (Identified Cost $30,555,803+)......................   38,444,164
            LIABILITIES LESS OTHER ASSETS: (2.04)%................     (770,243)
                                                                    -----------
            NET ASSETS: 100.00%...................................  $37,673,921
                                                                    ===========

*  Non-income producing security.
+  Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation....................................  $11,493,222
    Gross unrealized depreciation....................................   (3,604,861)
                                                                       -----------
                                                                       $ 7,888,361
                                                                       ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

DECEMBER 31, 1999

------------------------------------------------------------------------
                                                                 % OF
INDUSTRY                                                      NET ASSETS
------------------------------------------------------------------------
Agriculture.................................................      1.29%
Banking.....................................................      8.95
Cable TV....................................................      1.60
Chemical....................................................      1.45
Computer Equipment..........................................      7.10
Computers...................................................      2.36
Construction................................................      3.83
Consumer Related............................................      8.38
Electronics.................................................     14.98
Finance.....................................................      7.96
Food & Beverage.............................................      2.41
Manufacturing...............................................      5.46
Materials...................................................      1.70
Medical Products............................................      1.79
Pharmaceuticals.............................................      1.73
Publishing..................................................      1.98
Real Estate.................................................      6.14
Retail......................................................      9.09
Technology..................................................      2.26
Telecommunications..........................................      8.17
Transportation..............................................      1.38
Utilities...................................................      0.59
Wholesale...................................................      1.44
                                                                ------
TOTAL INVESTMENTS IN SECURITIES.............................    102.04
LIABILITIES LESS OTHER ASSETS...............................     (2.04)
                                                                ------
NET ASSETS..................................................    100.00%
                                                                ======

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999

---------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $30,555,803)......  $ 38,444,164
Receivables:
    Dividends and interest..................................        22,176
    Fund shares sold........................................        58,296
Due from Advisor (Note 3)...................................        22,824
Prepaid expenses............................................        52,344
Deferred organization costs, net............................         2,317
                                                              ------------
    Total assets............................................    38,602,121
                                                              ------------

LIABILITIES
Payables:
    Fund shares redeemed....................................        93,310
    Distributions to shareholders...........................        34,875
Cash overdraft (Note 5).....................................       716,574
Accrued expenses............................................        83,441
                                                              ------------
    Total liabilities.......................................       928,200
                                                              ------------
NET ASSETS..................................................  $ 37,673,921
                                                              ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($37,673,921/3,959,833 shares outstanding; unlimited
    number of shares authorized without par value)..........         $9.51
                                                                     -----
                                                                    ------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $119,108,000
    Accumulated net realized loss on investments............   (89,323,527)
    Net unrealized appreciation on:
        Investments.........................................     7,888,361
        Foreign currency....................................         1,087
                                                              ------------
NET ASSETS..................................................  $ 37,673,921
                                                              ============

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                 FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $35,315)........     $   906,791
Interest....................................................          19,323
                                                                 -----------
    Total investment income.................................         926,114
                                                                 -----------

EXPENSES
Advisory fees (Note 3)......................................         371,860
Administration fee (Note 3).................................          92,950
Custodian...................................................          82,191
Accounting..................................................          49,780
Transfer agent fees.........................................         171,632
Audit fees..................................................          20,332
Legal fees..................................................           9,942
Insurance...................................................           6,500
Trustees' fees..............................................           7,993
Registration fees...........................................          15,001
Reports to shareholders.....................................          39,652
Deferred organization costs amortization....................           1,748
Miscellaneous...............................................          11,271
                                                                 -----------
    Total expenses..........................................         880,852
    Interest expense........................................          14,151
    Commitment fee on credit line...........................           3,077
    Less: Expenses reimbursed (Note 3)......................        (152,568)
                                                                 -----------
    Net expenses............................................         745,512
                                                                 -----------
        NET INVESTMENT INCOME...............................         180,602
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments............................      (7,588,710)
Net realized loss on foreign currency.......................         (36,295)
Net change in unrealized appreciation on:
    Investments.............................................      18,363,984
    Foreign currency........................................           2,364
                                                                 -----------
    Net realized and unrealized gain on investments.........      10,741,343
                                                                 -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................     $10,921,945
                                                                 ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                ENDED
                                           DECEMBER 31, 1999    DECEMBER 31, 1998
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income....................     $    180,602         $    466,396
Net realized loss on investments.........       (7,588,710)         (61,850,706)
Net realized loss on foreign currency....          (36,295)            (811,432)
Net change in unrealized appreciation on:
    Investments..........................       18,363,984           32,975,940
    Foreign currency.....................            2,364              543,994
                                              ------------         ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........       10,921,945          (28,675,808)
                                              ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...............         (296,390)                  --
                                              ------------         ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold................       11,051,386           43,055,704
Net asset value of shares issued on
  reinvestment of distributions..........          261,515                   --
Cost of shares redeemed..................      (33,681,411)         (73,441,121)
                                              ------------         ------------
NET DECREASE FROM CAPITAL SHARE
  TRANSACTIONS...........................      (22,368,510)         (30,385,417)
                                              ------------         ------------
    TOTAL DECREASE IN NET ASSETS.........      (11,742,955)         (59,061,225)

NET ASSETS
Beginning of year........................       49,416,876          108,478,101
                                              ------------         ------------
End of year (including undistributed net
  investment income of $0 and $0,
  respectively)..........................     $ 37,673,921         $ 49,416,876
                                              ============         ============

CHANGES IN CAPITAL SHARES
Shares sold..............................        1,407,392            6,060,579
Shares reinvested from distributions.....           27,499                   --
Shares redeemed..........................       (4,823,217)          (9,867,240)
                                              ------------         ------------

    Net Decrease.........................       (3,388,326)          (3,806,661)
                                              ============         ============

See accompanying notes to financials statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------------------------------
                                                                                                 APRIL 29,
                                       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR          1996*
                                          ENDED              ENDED              ENDED             THROUGH
                                       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                           1999               1998               1997               1996
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................      $  6.73            $  9.73            $  14.10           $ 12.50
                                         -------            -------            --------           -------
Income from investment operations:
  Net investment income............         0.05               0.06                0.07              0.02
  Net realized and unrealized gain
    (loss) on investments..........         2.81              (3.06)              (4.38)             1.61
                                         -------            -------            --------           -------
Total from investment operations...         2.86              (3.00)              (4.31)             1.63
                                         -------            -------            --------           -------
Less distributions:
  From net investment income.......        (0.08)                --                  --             (0.02)
  From taxable net realized
    gains..........................           --                 --               (0.01)            (0.01)
  Return of capital................           --                 --               (0.05)               --
                                         -------            -------            --------           -------
Total distributions................        (0.08)                --               (0.06)            (0.03)
                                         -------            -------            --------           -------
Net asset value, end of period.....      $  9.51            $  6.73            $   9.73           $ 14.10
                                         =======            =======            ========           =======
Total return.......................        42.43 %           (30.83)%            (30.77)%           13.08 %++
Ratios/supplemental data:
Net assets, end of period
  (thousands)......................      $37,674            $49,417            $108,478           $50,868
Ratio of expenses to average net
  assets:
  Before expense reimbursement/
    recoupment.....................         2.39 %             2.31 %              1.76 %            3.09 %+
  After expense reimbursement/
    recoupment.....................         1.98 %             1.98 %              1.80 %            1.98 %+
Ratio of net investment income to
  average net assets:
  Before expense reimbursement/
    recoupment.....................         0.07 %             0.52 %              0.53 %           (0.76)%+
  After expense reimbursement/
    recoupment.....................         0.48 %             0.85 %              0.49 %            0.36 %+
Portfolio turnover rate............        67.24 %            48.95 %             52.33 %           21.91 %++
BANK LOANS
Amount outstanding at end of period
  (thousands)......................      $    --^           $   810                 n/a               n/a
Average amount of bank loans
  oustanding during the period
  (monthly average) (thousands)....      $   654^           $    67                 n/a               n/a
Average number of shares
  outstanding during the period
  (monthly average) (thousands)....        5,519^             6,566                 n/a               n/a
Average amount of debt per share
  during the period................      $  0.12^           $  0.01                 n/a               n/a

    *    Commencement of operations.
    +    Annualized.
    ++   Not annualized.
    ^    The Fund's line of credit expired June 15, 1999.

See accompanying notes to financial statements.

GUINNESS FLIGHT CHINA & HONG KONG FUND

THE BACKDROP

    Although Chinese stocks consolidated following the strong performance in November due to China's impending accession into the World Trade Organization, the combination of strong market growth potential in China unleashed by the WTO entry and the emergence of a global investment theme in technology and the Internet has resulted in technology and telecom stocks being the focus of attention. Improvements in exports and consumer confidence are helping China absorb excess production capacity and inventory. The provisional full year 1999 industrial production growth of 8.8% has maintained the level achieved in 1998.

    The economic recovery in Asia is now feeding through into Hong Kong's economy as GDP growth of 4.5% in 3Q99 illustrated. A turnaround in China trade was the main growth driver, but private consumption is also starting to increase again. Changes to the Hang Seng Index in December reflect the underlying changes taking place, namely the reduction in the importance of property and a growing emphasis on communications and technology. In the real estate sector, secondary market prices have risen and the outlook has improved further following the government's recent decision to gradually reduce the supply of public housing and switch supply to the private sector.

    China Telecom continued its strong run that has seen it more than double during the final quarter while Cheung Kong and Hutchison Whampoa rose more than 50%. The property sector staged a rally in the latter part of the year as the developers announced plans to diversify into technology ventures. Property prices are also expected to rally in 2000. That and a series of land premium agreements provided more fundamental support. By contrast, the banking sector lagged the performance of the overall market.

THE FUND

    Taking the year as a whole, the Fund did much better over the second half outperforming the Hang Seng Index by 0.84% than it did over the first where it under performed by 6.6%. The underweight position in HSBC, particularly in the first quarter, and the mistaken cautious stance taken during the second quarter in anticipation of rising U.S. Interest Rates were the main problems in the first half. In the second half of the year there was an improvement on the first, due to the underweight position in HSBC now helping performance, increased weightings in telecommunications and the timely addition of Cathay Pacific Airways. Over the year as a whole 10 Hang Seng Index stocks outperformed, of which two were only added in December (see below the changes to the index). The top performers were led by China Telecom followed by Television Broadcasts, Johnson Electric, Hutchison Whampoa and Cathay Pacific. One of the Fund's problems was, notwithstanding the purchases, it was underweight in China Telecom and in Cathay Pacific (until the latter part of year).

    There were a number of changes made to the Hang Seng Index during the period with the additions of Smartone Telecommunications, Dao Heng Bank and Johnson Electric. These stocks accounted for almost 10% of the portfolio prior to their inclusion in the benchmark. Guangdong Investment, Hong Kong & Shanghai Hotels, and Hopewell were deleted. In addition the components of the sub-sectors were altered with telecommunications companies, now accounting for 18% of the index, being switched from utilities into the Commercial and Industrial sector. This is designed to reflect Hong Kong's new commercial focus away from real estate and towards the creation of a regional technology and communications hub.

    The Guinness Flight China & Hong Kong Fund posted a twelve-month return of 66.27% at December 31. For the five years ending December 31, 1999, the Fund had an average annual total return of 12.68%

THE OUTLOOK

    The outlook for the Hong Kong economy in the coming year remains very positive with Private Consumption expected to stage a recovery in addition to the ongoing recovery in Trade that has been evident in the third and fourth quarters of 1999. Overall GDP is forecast to grow between 4 - 4.5% in 2000. Against this backdrop banking should do well with a resumption in corporate loan demand (credit growth has so far been restricted to the highly competitive mortgage market) and real estate should perform well as consumer confidence returns. The Fund is overweight in domestic banks (heavily underweight HSBC) and overweight in residential property developers.

-- Edmund Harriss
Hong Kong

                     GUINNESS FLIGHT CHINA & HONG KONG FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        35
 Portfolio Turnover:            29.49%
 % of Stocks in Top 10:         70.41%

                                 FUND MANAGERS:
                           Edmund Harriss; Adrian Fu

 TOP 10 HOLDINGS (% OF NET ASSETS)
------------------------------------
Hutchison Whampoa             12.72%
China Telecom                 12.50%
HSBC Holdings Plc             10.46%
Cheung Kong                    8.32%
Hang Seng Bank                 6.09%
Sun Hung Kai Properties
 Ltd.                          4.71%
Hong Kong Telecom              4.69%
Johnson Electric Holdings      4.13%
Henderson Land Development     3.83%
Dao Heng Bank Group Ltd.       2.96%
  TOP 5 SECTORS (% OF NET ASSETS)
------------------------------------
Real Estate                   19.35%
Holding Offices               14.26%
Communication Services        13.95%
Commercial Banks              12.89%
Foreign Banks                 10.46%
  TOP COUNTRIES (% OF NET ASSETS)
------------------------------------
Hong Kong                    100.33%
China                          0.32%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE GUINNESS FLIGHT CHINA & HONG KONG FUND AND HANG SENG INDEX
                                                                Guinness Flight China & Hong Kong        Hang Seng
                                                                                             Fund            Index
6/30/94*                                                                                  $10,000          $10,000
9/30/1994                                                                                 $10,616          $10,871
12/31/1994                                                                                 $9,226           $9,352
3/31/1995                                                                                  $9,274           $9,805
6/30/1995                                                                                 $10,040          $10,512
9/30/1995                                                                                 $10,680          $11,014
12/31/1995                                                                                $11,112          $11,501
3/31/1996                                                                                 $12,066          $12,510
6/30/1996                                                                                 $12,254          $12,582
9/30/1996                                                                                 $13,054          $13,589
12/31/1996                                                                                $14,933          $15,358
3/31/1997                                                                                 $13,828          $14,311
6/30/1997                                                                                 $17,080          $17,351
9/30/1997                                                                                 $16,595          $17,183
12/31/1997                                                                                $11,896          $12,243
3/31/1998                                                                                 $11,803          $13,151
6/30/1998                                                                                  $8,634           $9,754
9/30/1998                                                                                  $7,990           $8,987
12/31/1998                                                                                $10,079          $11,455
3/31/1999                                                                                 $10,603          $12,493
6/30/1999                                                                                 $13,111          $15,450
9/30/1999                                                                                 $12,680          $14,538
12/31/1999                                                                                $16,759          $19,366
* Inception date.
Average Annual Total Return
One Year                                                                               Five Years  Since Inception
66.27%                                                                                     12.68%            9.83%
Past performance is not predictive of future performance

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999

-------------------------------------------------------------------------------
SHARES
            COMMON STOCKS: 100.65%
                                                                          VALUE
-------------------------------------------------------------------------------
            AIRLINES: 2.30%
2,112,000   Cathay Pacific Airways...............................  $  3,763,180
                                                                   ------------
            COMMERCIAL BANKS: 12.89%
  961,050   Dah Sing Financial Holdings..........................     3,832,825
  937,500   Dao Heng Bank Group Ltd..............................     4,836,453
  872,000   Hang Seng Bank.......................................     9,956,259
  711,000   Wing Hang Bank Ltd...................................     2,433,115
                                                                   ------------
            Total Commercial Banks...............................    21,058,652
                                                                   ------------
            COMMUNICATION SERVICES: 13.95%
3,267,000   China Telecom........................................    20,426,631
  490,000   Smartone Telecommunications..........................     2,363,952
                                                                   ------------
            Total Communication Services.........................    22,790,583
                                                                   ------------
            ELECTRIC SERVICES: 3.51%
  700,000   CLP Holdings Ltd.....................................     3,223,980
  801,000   Hong Kong Electric...................................     2,504,092
                                                                   ------------
            Total Electric Services..............................     5,728,072
                                                                   ------------
            ELECTRICAL COMPONENTS & ACCESSORIES: 1.07%
1,800,000   Great Wall Tech......................................     1,748,360
                                                                   ------------
            ELECTRICAL INDUSTRIAL APPARATUS: 4.13%
1,052,000   Johnson Electric Holdings............................     6,753,480
                                                                   ------------
            FAMILY CLOTHING STORES: 2.49%
2,999,071   Esprit Holdings Ltd..................................     3,240,988
  800,000   Giordano International Ltd...........................       823,363
                                                                   ------------
            Total Family Clothing Stores.........................     4,064,351
                                                                   ------------
            FOREIGN BANKS: 10.46%
1,218,924   HSBC Holdings Plc....................................    17,092,849
                                                                   ------------
            GAS PRODUCTION & DISTRIBUTION: 1.39%
1,657,872   Hong Kong & China Gas................................     2,271,496
                                                                   ------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            GROCERY STORES: 0.43%
  774,000   Dairy Farm International Holdings....................  $    696,600
                                                                   ------------
            HEAVY CONSTRUCTION: 1.65%
  935,000   Cheung Kong Infrastructure...........................     1,804,322
  699,733   New World Infrastructure.............................       895,709
                                                                   ------------
            Total Heavy Construction.............................     2,700,031
                                                                   ------------
            HOLDING OFFICES: 14.26%
  665,000   Citic Pacific Ltd....................................     2,502,412
1,430,000   Hutchison Whampoa....................................    20,788,627
                                                                   ------------
            Total Holding Offices................................    23,291,039
                                                                   ------------
            HOUSEHOLD APPLIANCES: 0.31%
  670,000   Guangdong Kelon Electric Holdings - H................       508,555
                                                                   ------------
            MISC. MANUFACTURER: 0.43%
  307,000   Varitronix International Ltd.........................       706,973
                                                                   ------------
            MISC. TRANSPORTATION EQUIPMENT: 0.62%
1,225,000   Cosco Pacific Ltd....................................     1,016,499
                                                                   ------------
            RADIO & TELEVISION BROADCASTING: 1.06%
  253,000   Television Broadcasts Ltd............................     1,725,074
                                                                   ------------
            REAL ESTATE: 19.35%
1,070,000   Cheung Kong..........................................    13,593,529
1,174,000   Hang Lung Development................................     1,329,114
  975,000   Henderson Land Development...........................     6,259,166
  949,600   HKR International Ltd................................       665,807
  400,000   New World Development................................       900,553
2,052,000   Sino Land Company....................................     1,181,359
  738,000   Sun Hung Kai Properties Ltd..........................     7,690,467
                                                                   ------------
            Total Real Estate....................................    31,619,995
                                                                   ------------
            REAL ESTATE OPERATORS & LESSORS: 2.77%
  520,000   Swire Pacific Ltd. A.................................     3,070,629
  624,000   Wharf Holdings Ltd...................................     1,449,016
                                                                   ------------
            Total Real Estate Operators & Lessors................     4,519,645
                                                                   ------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            TELECOMMUNICATIONS: 4.69%
2,653,400   Hong Kong Telecom....................................  $  7,663,557
                                                                   ------------
            WHOLESALE: 2.89%
1,880,000   Li & Fung Ltd........................................     4,716,326
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES: 100.65%
              (Identified Cost $101,070,978+)....................   164,435,317
            LIABILITIES LESS OTHER ASSETS: (0.65)%...............    (1,063,709)
                                                                   ------------
            NET ASSETS: 100.00%..................................  $163,371,608
                                                                   ============

*  Non-income producing security.
+  Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation................................  $ 66,194,962
    Gross unrealized depreciation................................    (2,830,623)
                                                                   ------------
                                                                   $ 63,364,339
                                                                   ============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999

---------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $101,070,978).....  $164,435,317
Receivables:
    Fund shares sold........................................       166,876
    Dividends and interest..................................        22,658
Prepaid expenses............................................        40,012
                                                              ------------
    Total assets............................................   164,664,863
                                                              ------------

LIABILITIES
Payables:
    Dividends to shareholders...............................       200,840
    Fund shares redeemed....................................       233,493
    Due to Advisor (Note 3).................................       135,829
Cash overdraft (Note 5).....................................       587,999
Accrued expenses............................................       135,094
                                                              ------------
    Total liabilities.......................................     1,293,255
                                                              ------------
NET ASSETS..................................................  $163,371,608
                                                              ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($163,371,608/9,255,713 shares outstanding; unlimited
    number of shares authorized without par value)..........        $17.65
                                                                    ------
                                                                   -------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $180,285,229
    Accumulated net realized loss on investments............   (80,277,953)
    Net unrealized appreciation (depreciation) on:
      Investments...........................................    63,364,339
      Foreign currency......................................            (7)
                                                              ------------
NET ASSETS..................................................  $163,371,608
                                                              ============

See accompanying notes to financial statements..

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF OPERATIONS

---------------------------------------------------------------------------------
                                                                 FOR THE YEAR
                                                                     ENDED
                                                               DECEMBER 31, 1999
---------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...................................................      $ 4,670,294
Interest....................................................           19,709
                                                                  -----------
    Total investment income.................................        4,690,003
                                                                  -----------

EXPENSES
Advisory fees (Note 3)......................................        1,419,339
Administration fees (Note 3)................................          354,835
Custodian...................................................          153,473
Accounting..................................................           49,618
Transfer agent fees.........................................          360,593
Audit fees..................................................           24,623
Legal fees..................................................           47,543
Insurance fees..............................................           18,727
Trustees' fees..............................................           10,189
Registration fees...........................................           29,052
Reports to shareholders.....................................           88,669
Deferred organization costs amortization....................            6,118
Miscellaneous...............................................           15,005
                                                                  -----------
    Total expenses..........................................        2,577,784
    Interest expense........................................           41,571
    Commitment fee on credit line...........................           11,358
                                                                  -----------
    Net expenses............................................        2,630,713
                                                                  -----------
        NET INVESTMENT INCOME...............................        2,059,290
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments............................        6,767,295
Net realized loss on foreign currency.......................          (11,221)
Net change in unrealized appreciation on:
    Investments.............................................       64,507,073
    Foreign currency........................................              573
                                                                  -----------
    Net realized and unrealized gain on investments.........       71,263,720
                                                                  -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................      $73,323,010
                                                                  ===========

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                ENDED
                                           DECEMBER 31, 1999    DECEMBER 31, 1998
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income....................     $  2,059,290         $  3,171,317
Net realized gain (loss) on
  investments............................        6,767,295          (80,217,023)
Net realized loss on futures contracts...               --           (1,315,976)
Net realized loss on foreign currency....          (11,221)             (40,096)
Net unrealized appreciation (depreciation) on:
    Investments..........................       64,507,073           33,981,087
    Foreign currency.....................              573                 (630)
                                              ------------         ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........       73,323,010          (44,421,321)
                                              ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...............       (2,356,556)          (3,140,006)
                                              ------------         ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold................       51,982,170          280,201,719
Net asset value of shares issued on
  reinvestment of distributions..........        2,155,716            2,903,219
Cost of shares redeemed..................     (108,542,550)        (330,541,963)
                                              ------------         ------------
NET DECREASE FROM CAPITAL SHARE
  TRANSACTIONS...........................      (54,404,664)         (47,437,025)
                                              ------------         ------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS.............................       16,561,790          (94,998,352)
                                              ------------         ------------

NET ASSETS
Beginning of year........................      146,809,818          241,808,170
                                              ------------         ------------
End of year (including undistributed net
  investment income of $0 and $51,696,
  respectively)..........................     $163,371,608         $146,809,818
                                              ============         ============

CHANGES IN CAPITAL SHARES
Shares sold..............................        4,077,661           27,046,226
Shares reinvested from distributions.....          122,137              308,245
Shares redeemed..........................       (8,576,220)         (32,456,034)
                                              ------------         ------------

    Net Decrease.........................       (4,376,422)          (5,101,563)
                                              ============         ============

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------------
                                                       1999        1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............  $   10.77   $   12.91   $   17.71   $   13.64   $   11.47
                                                    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income...........................       0.23        0.15        0.20        0.19        0.14
  Net realized and unrealized gain (loss) on
    investments...................................       6.91       (2.14)      (3.71)       4.43        2.20
                                                    ---------   ---------   ---------   ---------   ---------
Total from investment operations..................       7.14       (1.99)      (3.51)       4.62        2.34
                                                    ---------   ---------   ---------   ---------   ---------

Less distributions:
  From net investment income......................      (0.26)      (0.15)      (0.20)      (0.19)      (0.14)
  From taxable net realized gains.................         --          --       (1.09)      (0.36)      (0.03)
                                                    ---------   ---------   ---------   ---------   ---------
Total distributions...............................      (0.26)      (0.15)      (1.29)      (0.55)      (0.17)
                                                    ---------   ---------   ---------   ---------   ---------
Net asset value, end of period....................  $   17.65   $   10.77   $   12.91   $   17.71   $   13.64
                                                    =========   =========   =========   =========   =========
Total return......................................      66.27%     (15.27)%    (20.34)%     34.38%      20.45%

Ratios/supplemental data:
Net assets, end of period (thousands).............  $ 163,372   $ 146,810   $ 241,808   $ 311,521   $  55,740
Ratio of expenses to average net assets:
  Before expense reimbursement (recoupment).......       1.86%       1.89%       1.70%       1.78%       3.02%+
  After expense reimbursement (recoupment)........       1.86%       1.89%       1.70%       1.96%       1.98%
Ratio of net investment income to average net
  assets:
  Before expense reimbursement (recoupment).......       1.45%       1.60%       1.18%       1.57%       0.49%
  After expense reimbursement (recoupment)........       1.45%       1.60%       1.18%       1.39%       1.52%
  Portfolio turnover rate.........................      29.49%      86.59%      53.62%      30.40%      10.89%
BANK LOANS
Amount outstanding at end of period (thousands)...  $      --^  $   4,274          --          --         n/a
Average amount of bank loans oustanding during the
  period (monthly average) (thousands)............  $   1,017^  $   8,765   $   2,305   $   1,413         n/a
Average number of shares outstanding during the
  period (monthly average) (thousands)............     12,041^     18,533      16,944      11,419         n/a
Average amount of debt per share during the
  period..........................................  $    0.08^  $    0.47   $    0.14   $    0.12         n/a

----------------------------------------

    +         Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 3.04%
    ^         The Fund's line of credit expired June 15, 1999.

See accompanying notes to financial statements.

GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

THE BACKDROP

    Moving into the final months of 1999, the market was under pressure from a number of quarters: investors became concerned that recent weakness could lead to a fully-fledged correction; nervousness about the 5 October Federal Open Market Committee (FOMC) meeting in early October; and a series of corporate profit warnings.

    In October the FOMC again decided to keep the federal funds rate unchanged at 5.25%, however, the Committee announced that its monetary policy stance would change to a tightening bias. The November meeting resulted in the long awaited rate hike to 5.50% and a neutral bias. With that rate hike behind the market and little prospect of another during 1999, the market rallied yet higher for the remainder of the year. Underlying this surge was economic data pointing to US GDP growth in the region of 5.5%

    The ISDEX ended the year quite strongly as the broad markets closed at record highs on the last trading day of the century. The month of December was notably strong as companies generated a good deal of positive news flow. Contrary to the expectation of a seasonal slowdown, companies unveiled products and announced new corporate alliances.

    At the end of the previous 3Q99, many companies reported better than expected earnings, including AOL, Yahoo! and Amazon.com. Earnings at Amazon.com were up 135%, however, the company reported losses as a result of heavy investment in marketing expenditure. Other companies reported numbers largely in line with expectations though some earnings, such as eBay, were below the Street's "whisper number."

    Amongst movers and shakers, Cisco announced that it would join forces with Siemens AG to upgrade Switzerland's telecom network beginning in January 2000. Separately, the company unveiled enhanced virtual private network products for higher speed access.

    Another Nasdaq giant, Yahoo!, ramped up as it prepared to join the S&P500 index. About the same time, it was ranked the most-accessed portal in European countries, in addition to its prominence in North America. This prominence has made Yahoo! a destination of choice for main street retailers looking to leverage its reach.

    Securing transactions for online customers was Verisign, whose price followed the likes of Yahoo! upwards. That share has climbed 258% in 4Q99. Also contributing to the price move was an announcement that Verisign was involved in enhancing protocols for WAP (Wireless Application Protocol) so that the market for securing mobile internet transactions would also be dominated by them. In the same business, Check Point Software also posted hefty gains of 135% as network security companies came into the limelight.

    Weighing negatively on the Fund and the index, were such major counters as Amazon.com. Amazon.com in particular, suffered movement out of e-tailers and into other

Internet issues. However, Amazon.com has about 23% of unique web users visiting it, which is powerful web reach, and should continue to place the company at the fore of investors' minds.

    Overall, investors in 1999 coveted shares of companies poised to take advantage of the Internet, whether as purveyors or as builders of parts of it. Closer inspection also suggests that it is the biggest and hottest stocks that have thrived. Going into the year 2000, analysts are suggesting that technology stocks are set to continue their strong performance if Asian and Latin American countries continue to recover from the crises of 1998.

THE FUND

    From its inception on July 31, 1999 to December 31, 1999 the Fund posted an 82.08% return.

    The full replication method was employed in tracking the Internet.com index. As a result all 50 constituent stocks were bought in the respective index weightings.

THE OUTLOOK

    It is difficult not to be bullish on the Internet. While we do not wish to engage in more of the 'hype' surrounding it, the Internet remains fundamentally the most dynamic and powerful communication medium ever. It is a very young medium and it is changing at a rate so rapid that the phrase "Internet Time" has entered the lexicon. The potential of the Internet and the extremely rapid rate of change embodied in the industry simultaneously represent risk and reward. The Internet industry as a whole is a growth industry. But the rapid rate of change means that some of today's obvious winners may not be tomorrow's winners.

-- Doug Blatch
Cape Town, South Africa

    internet.com Disclaimer: internet.com is a trademark, "ISDEX" is a registered trademark, and ISDEX and internet.com are service marks of internet.com Corporation, and are used solely with the express permission of internet.com. internet.com makes no warranty, express or implied, including warranties of merchantability or fitness for a particular purpose or otherwise, to any person or entity as to the results to be obtained from, the performance of or any data included in, or any other matters concerning the ISDEX Index or the trademarks or service marks described above. Under the license agreement, internet.com is partially compensated for its license to Investec Guinness Flight and the Fund of the service mark and trademarks described above based on the total assets invested in the Fund.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

# of Holdings in Portfolio:            50
Portfolio Turnover:                13.30%
% of Stocks in Top 10:             59.78%

                                 FUND MANAGER:
                                  Doug Blatch

   TOP 10 HOLDINGS (% OF NET ASSETS)
----------------------------------------
Yahoo!, Inc.                      10.10%
Cisco Systems, Inc.                9.67%
America Online, Inc.               9.59%
CMGI, Inc.                         6.55%
Broadcom Corp.                     5.46%
Amazon.Com, Inc.                   4.99%
VeriSign, Inc.                     3.77%
Juniper Networks                   3.39%
At Home Corp.                      3.14%
eBay, Inc.                         3.12%

    TOP 5 SECTORS (% OF NET ASSETS)
----------------------------------------
Content                           26.98%
Software                          25.69%
Enablers                          24.25%
Etailers and e-commerce           13.61%
Security                           6.28%

    TOP COUNTRIES (% OF NET ASSETS)
----------------------------------------
United States                     97.32%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND AND INTERNET
INDEX AND NASDAQ COMPOSITE INDEX
                                                                                       Guinness Flight
                                                                                          Internet.com   Internet             Nasdaq
                                                                                                  Fund      Index    Composite Index
7/31/1999*                                                                                     $11,256    $11,541            $10,408
12/31/99                                                                                       $18,208    $18,833            $15,422
*Inception date.
Total Return
Since Inception                                                                                 82.08%
Past performance is not predictive of future performance

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999

-------------------------------------------------------------------------------
SHARES
         COMMON STOCKS: 97.32%
                                                                          VALUE
-------------------------------------------------------------------------------
         ACCESS: 0.51%
 2,690   Earthlink Network, Inc.*.................................  $   114,325
 5,300   Prodigy Communications Corp.*............................      102,688
                                                                    -----------
         Total Access.............................................      217,013
                                                                    -----------
         CONTENT: 26.98%
10,160   CMGI, Inc.*..............................................    2,813,050
 6,070   CNET, Inc.*..............................................      344,473
 3,720   Doubleclick, Inc.*.......................................      941,393
 2,300   Go2net, Inc.*............................................      200,100
 3,980   Infospace.com, Inc.*.....................................      851,720
 8,860   Inktomi Corp.*...........................................      786,325
 2,440   iVillage, Inc.*..........................................       49,410
 2,750   Network Solutions, Inc.*.................................      598,297
 3,100   S1 Corp.*................................................      242,188
 1,950   Sportsline USA, Inc.*....................................       97,744
 5,370   StarMedia Network, Inc.*.................................      215,136
 1,840   24/7 Media, Inc.*........................................      103,500
10,020   Yahoo!, Inc.*............................................    4,335,529
                                                                    -----------
         Total Content............................................   11,578,865
                                                                    -----------
         ENABLERS: 24.25%
 7,510   Ariba, Inc.*.............................................    1,332,086
 8,600   Broadcom Corp.*..........................................    2,342,425
38,730   Cisco Systems, Inc.*.....................................    4,148,950
 5,790   IXL Enterprises Inc.*....................................      321,345
 4,280   Juniper Networks*........................................    1,455,200
 4,260   net2phone inc*...........................................      195,694
 7,090   usweb corp*..............................................      315,062
 6,370   Verio, Inc.*.............................................      294,214
                                                                    -----------
         Total Enablers...........................................   10,404,976
                                                                    -----------
         ETAILERS & E-COMMERCE: 13.61%
28,150   Amazon.Com, Inc.*........................................    2,142,918
14,410   Ameritrade Holding Corp.*................................      312,517
 2,970   Beyond.com Corp.*........................................       23,203

See accompanying notes to financial statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
         ETAILERS & E-COMMERCE: (CONTINUED)
10,680   eBay, Inc.*..............................................  $ 1,337,002
 9,890   etoys*...................................................      259,613
20,190   E*trade Group, Inc.*.....................................      527,464
 3,760   GOTO.com Inc.*...........................................      220,900
 5,660   mp3.com*.................................................      179,351
12,100   Priceline.com, Inc.*.....................................      573,238
 6,880   Ticketmaster Online-CitySearch, Inc.*....................      264,450
                                                                    -----------
         Total Etailers & e-commerce..............................    5,840,656
                                                                    -----------
         SECURITY: 6.28%
 3,000   Check Point Software Technology*.........................      596,250
 3,360   ISS Group, Inc.*.........................................      238,980
 3,190   RSA Security Inc.*.......................................      247,225
 8,470   VeriSign, Inc.*..........................................    1,617,241
                                                                    -----------
         Total Security...........................................    2,699,696
                                                                    -----------
         SOFTWARE: 25.69%
54,560   America Online, Inc.*....................................    4,115,869
31,410   At Home Corp.*...........................................    1,346,704
 6,330   Broadvision, Inc.*.......................................    1,076,495
 3,480   Concentric Network Corp.*................................      107,228
14,080   Exodus Communications, Inc.*.............................    1,250,480
12,120   Healtheon Corp.*.........................................      454,500
 1,990   Intraware Inc.*..........................................      159,074
 8,390   Lycos, Inc.*.............................................      667,529
 5,260   Mindspring Enterprises, Inc.*............................      138,897
 2,990   Open Market, Inc.*.......................................      134,924
 5,370   Psinet, Inc.*............................................      331,598
 6,150   RealNetworks, Inc.*......................................      739,922

See accompanying notes to financial statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
         SOFTWARE: (CONTINUED)
 5,800   Scient Corp.*............................................  $   501,338
                                                                    -----------
         Total Software...........................................   11,024,558
                                                                    -----------
         TOTAL INVESTMENTS IN SECURITIES: 97.32%
           (Identified Cost $30,311,967+).........................   41,765,764
         OTHER ASSETS LESS LIABILITIES: 2.68%.....................    1,149,982
                                                                    -----------
         NET ASSETS: 100.00%......................................  $42,915,746
                                                                    ===========

*  Non-income producing security.
+  Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation...............  $12,599,884
    Gross unrealized depreciation...............   (1,146,087)
                                                  -----------
                                                  $11,453,797
                                                  ===========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $30,311,967)......  $41,765,764
Cash........................................................      353,564
Receivables:
    Securities sold.........................................    1,679,564
    Fund shares sold........................................    1,362,443
    Dividends and interest..................................        3,609
Prepaid expenses............................................        5,787
                                                              -----------
    Total assets............................................   45,170,731
                                                              -----------

LIABILITIES
Payables:
    Securities purchased....................................    2,161,740
    Fund shares redeemed....................................       27,227
    Due to Advisor (Note 3).................................       28,177
Accrued expenses............................................       37,841
                                                              -----------
    Total liabilities.......................................    2,254,985
                                                              -----------
NET ASSETS..................................................  $42,915,746
                                                              ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($42,915,746/1,885,674 shares outstanding; unlimited
    number of shares authorized without par value)..........       $22.76
                                                                   ------
                                                                  -------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $31,085,278
    Undistributed net realized gain on investments..........      376,671
    Net unrealized appreciation on investments..............   11,453,797
                                                              -----------
NET ASSETS..................................................  $42,915,746
                                                              ===========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                JULY 31, 1999*
                                                                   THROUGH
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest....................................................     $     9,936
                                                                 -----------

EXPENSES
Advisory fees (Note 3)......................................          59,986
Administration fees (Note 3)................................           8,332
Custody.....................................................          35,801
Accounting..................................................           5,704
Transfer agent fees.........................................          15,784
Audit fees..................................................             577
Legal fees..................................................             600
Insurance fees..............................................             228
Trustees' fees..............................................           1,756
Registration fees...........................................          18,332
Reports to shareholders.....................................          11,753
Miscellaneous...............................................           1,124
                                                                 -----------
    Total expenses..........................................         159,977
    Interest expense........................................             182
    Less: Expenses reimbursed (Note 3)......................         (69,971)
                                                                 -----------
    Net expenses............................................          90,188
                                                                 -----------
        NET INVESTMENT LOSS.................................         (80,252)
                                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments............................         376,671
Net change in unrealized appreciation on investments........      11,453,797
                                                                 -----------
    Net realized and unrealized gain on investments.........      11,830,468
                                                                 -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................     $11,750,216
                                                                 ===========

    *  Commencement of operations.

See accompanying notes to financial statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                                JULY 31, 1999*
                                                                   THROUGH
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss.........................................     $   (80,252)
Net realized gain on investments............................         376,671
Net change in unrealized appreciation on investments........      11,453,797
                                                                 -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....      11,750,216
                                                                 -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...................................      36,248,408
Net asset value of shares issued on reinvestment of
  distributions.............................................              --
Cost of shares redeemed.....................................      (6,082,878)
                                                                 -----------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS................      30,165,530
                                                                 -----------
    TOTAL INCREASE IN NET ASSETS............................      41,915,746

NET ASSETS
Beginning of period.........................................       1,000,000
                                                                 -----------
End of period (including undistributed net investment income
  of $0)....................................................     $42,915,746
                                                                 ===========

CHANGES IN CAPITAL SHARES
Shares sold.................................................       2,168,975
Shares reinvested from distributions........................              --
Shares redeemed.............................................        (363,301)
                                                                 -----------

    Net Increase............................................       1,805,674
                                                                 ===========

    *  Commencement of operations.

See accompanying notes to financial statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
                                                                JULY 31, 1999*
                                                                   THROUGH
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
Net asset value, beginning of period........................       $ 12.50
                                                                   -------
Income from investment operations:
  Net investment loss.......................................         (0.04)
  Net realized and unrealized gain on investments...........         10.30
                                                                   -------
Total from investment operations............................         10.26
                                                                   -------
Net asset value, end of period..............................       $ 22.76
                                                                   =======
Total return................................................         82.08 %++

Ratios/supplemental data:
Net assets, end of period (thousands).......................       $42,916
Ratio of expenses to average net assets:
  Before expense reimbursement..............................          2.38 %+
  After expense reimbursement...............................          1.34 %+
Ratio of net investment loss to average net assets:
  Before expense reimbursement..............................         (2.23)%+
  After expense reimbursement...............................         (1.19)%+
Portfolio turnover rate.....................................         13.30 %++

    *                   Commencement of operations.
    +                   Annualized.
    ++                  Not Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT MAINLAND CHINA FUND

THE BACKDROP

    Chinese stocks in general remained weak over 4Q99 despite positive news including China's November agreement with the US on W.T.O., strong export recovery and a stable Renminbi. 4Q99 began with China stocks performing poorly as the W.T.O. negotiations with the U.S. were expected to fail. This was followed by a sharp rally in November when China and the U.S. finally signed a trade agreement. But profit taking and concerns over Y2K caused Chinese shares to fall back in December. Technology and telecom shares were the best performers. This was due to the potentially high market growth in China as well as the emergence of a global investment theme in technology following the strong performance of the Nasdaq market.

THE FUND

    The Fund recorded a twelve-month return of 32.20% to December 31, 1999. The Fund has outperformed the MSCI China Free Index, the Hang Seng China Enterprises Index and the "B" share indices as we have increased weighting in technology and telecom stocks. Legend Holdings and China Telecom, two of our core holdings, surged 162% and 103% respectively over the final quarter of 1999.

    The weighting in the technology and telecom sectors was increased based on our optimism in these sectors that is built on the expectation that home personal computers and wireless communication products have very low penetration rates in China and the impending accession of China to W.T.O. will further accelerate the development of the telecom and technology markets. Additionally, we have increased the weighting in consumer companies due to the improvement in consumer demand. We have also increased the weighting in transport stocks, which will benefit from the strong exports recovery as well as the expected increase in trade flows. We have trimmed the auto manufacturer stocks because entry into the W.T.O. is expected to dramatically increase competition. We have trimmed the energy and infrastructure stocks because of the slowdown in fixed asset investment growth.

THE OUTLOOK

    The government released provisional data showing that China's GDP growth slowed from 7.8% in 1998 to 7.1% in 1999. The slowdown in GDP growth was in line with market expectations as the strong GDP growth in 1998 was mainly attributable to the government's spending on infrastructure projects, which has slowed since November 1998 (fixed asset investment growth has slowed from 14.1% in 1998 to 7.8% in 1999). But there are more signs to suggest that the economy appears to be bottoming out with exports recovering, imports rising and deflationary worries easing.

    The pace of recovery in China's export growth has continued to surprise the market (28.8% in November, 18.2% in October, 18.6% in September, 15% in 3Q99). This was in response to an increase in Asian demand and robust U.S. demand, particularly for China's light industrial products, including textile, garment and consumer electronics products. With China's impending accession into the World Trade Organization, China's export growth should improve further.

    On the domestic side, there are continued signs of an improvement in consumer demand due to the income-boosting measures by the government in September. Nominal retail sales have improved from 6.4% in 1H99 to 7.2% in 2H99 (full year nominal retail sales 6.8%). The deflationary environment also appears to have stabilized (retail prices -2.6% year on year in November, -2.8% in October) despite the ongoing economic reform. We believe the government will come up with more reflationary policies to maintain the momentum in the recovery of consumer confidence.

    The pickup in exports, the improvement in consumer demand and the ongoing State Owned Enterprises reform are helping China to absorb the excess production capacity and inventory. The provisional full year 1999 industrial production growth of 8.8% has maintained the level achieved in 1998. If the recovery trend in consumption and exports continues going forward, we will see higher industrial production and GDP growth. Hopefully, Chinese stocks will be re-rated by international investors as confidence in the economy improves.

    We believe that investing in China needs to be long term as the stock market is dominated by retail investors and is rumor driven. A long-term investment strategy should be based on both top down and bottom up analysis. Looking ahead, we believe that the China market will appreciate as the economic backdrop is steadily improving. With the recovery in consumer confidence and the opening up of the telecom market with China's impending accession into WTO, we believe that consumption and technology-oriented stocks (including telecoms) will lead the stock market.

-- Adrian Fu
Hong Kong

                      GUINNESS FLIGHT MAINLAND CHINA FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

# of Holdings in Portfolio:            39
Portfolio Turnover:                99.39%
% of Stocks in Top 10:             54.13%

                                 FUND MANAGER:
                            Robert Conlon; Adrian Fu

----------------------------------------
   TOP 10 HOLDINGS (% OF NET ASSETS)
----------------------------------------
Legend Holdings Ltd.               9.31%
China Merchants Hai Hong
 Holdings                          6.47%
Cosco Pacific Ltd.                 6.09%
Great Wall Tech                    5.61%
TCL International                  5.42%
Yizheng Chemical Fibre Co.         5.37%
China Telecom                      5.25%
Hutchison Whampoa                  4.07%
China Everbright                   3.84%
Huaneng Power
 International - H                 2.70%

    TOP 5 SECTORS (% OF NET ASSETS)
----------------------------------------
Diversified Operations            13.14%
Transportation                    10.28%
Electronics                        9.99%
Computers                          9.31%
Electric Power                     8.08%
   TOP SHARE TYPES (% OF NET ASSETS)
----------------------------------------
H Shares                          47.26%
Red Chip                          37.51%
Shanghai B Shares                  5.15%
Shenzhen B Shares                  5.03%
China Plays                        3.88%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX
                                                                                                     Guinness Flight Mainland
                                                                                                                   China Fund
11/3/1997*                                                                                                            $10,000
12/31/97                                                                                                               $9,450
3/31/98                                                                                                               $10,267
6/30/98                                                                                                                $7,230
9/30/98                                                                                                                $6,728
12/31/98                                                                                                               $7,091
3/31/99                                                                                                                $6,198
6/30/99                                                                                                                $9,524
9/30/99                                                                                                                $8,932
12/31/99                                                                                                               $9,373
*Inception date.
Average Annual Total Return
One Year                                                                                                      Since Inception
32.20%                                                                                                                 -2.95%
Past performance is not predictive of future performance

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX
                                                                                                    M.S.C.I. China
                                                                                                        Free Index
11/3/1997*                                                                                                 $10,000
12/31/97                                                                                                    $7,947
3/31/98                                                                                                     $7,806
6/30/98                                                                                                     $5,055
9/30/98                                                                                                     $4,289
12/31/98                                                                                                    $4,464
3/31/99                                                                                                     $3,926
6/30/99                                                                                                     $7,096
9/30/99                                                                                                     $5,899
12/31/99                                                                                                    $4,907
*Inception date.
Average Annual Total Return
One Year
32.20%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999

-------------------------------------------------------------------------------
SHARES
            COMMON STOCKS: 100.19%
                                                                          VALUE
-------------------------------------------------------------------------------
            AIRLINES: 0.95%
  560,000   China Southern Air....................................  $   122,475
                                                                    -----------
            AUTOMOTIVE MANUFACTURER: 2.30%
   68,500   Brilliance China Automotive - N.......................      222,625
  608,000   Quingling Motors Company Ltd. - H.....................       73,526
                                                                    -----------
            Total Automotive Manufacturer.........................      296,151
                                                                    -----------
            CHEMICALS: 6.96%
1,762,000   Beijing Yanhua Petrochem - H..........................      204,014
2,468,000   Yizheng Chemical Fibre Co.............................      690,583
                                                                    -----------
            Total Chemicals.......................................      894,597
                                                                    -----------
            COAL MINING: 2.60%
1,208,000   Yanzhou Coal Mining Co. - H...........................      334,131
                                                                    -----------
            COMPUTER EQUIPMENT: 5.61%
  742,000   Great Wall Tech.......................................      720,713
                                                                    -----------
            COMPUTERS: 9.31%
  482,000   Legend Holdings Ltd...................................    1,196,784
                                                                    -----------
            DIVERSIFIED OPERATIONS: 13.14%
1,010,000   China Merchants Hai Hong Holdings.....................      831,597
   36,000   Hutchison Whampoa.....................................      523,350
  157,000   Shanghai Industrial Holdings Ltd......................      328,219
                                                                    -----------
            Total Diversified Operations..........................    1,683,166
                                                                    -----------
            CONSUMER RELATED: 4.85%
  646,000   Glorious Sun Enterprises Ltd..........................      243,091
  132,000   Beijing Enterprises...................................      208,029
  622,000   Hengan International Group............................      172,044
                                                                    -----------
            Total Consumer Related................................      623,164
                                                                    -----------
            ELECTRIC POWER: 8.08%
  860,000   Beijing Datang Power - H..............................      141,618
  714,472   Guangdong Electric Power - B..........................      332,740
1,456,000   Huaneng Power International - H.......................      346,533

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            ELECTRIC POWER: (CONTINUED)
  905,000   Zhejiang Southeast Electricity - B....................  $   217,200
                                                                    -----------
            Total Electric Power..................................    1,038,091
                                                                    -----------
            ELECTRONICS: 9.99%
  394,000   Guangdong Kelon Electric Holdings - H.................      299,060
  914,000   Nanjing Panda Electronics.............................      229,294
  304,000   Pine Technology.......................................       58,665
  994,000   TCL International.....................................      696,938
                                                                    -----------
            Total Electronics.....................................    1,283,957
                                                                    -----------
            ENGINEERING & INFRASTRUCTURE: 4.15%
  902,000   Jiangsu Expressway Co. Ltd. - H.......................      147,375
1,254,000   Shenzen Expressway Co. - H............................      198,433
1,240,000   Zhejiang Expressway Co. - H...........................      188,241
                                                                    -----------
            Total Engineering & Infrastructure....................      534,049
                                                                    -----------
            FINANCE: 3.84%
  600,000   China Everbright......................................      494,018
                                                                    -----------
            FOOD & BEVERAGE: 2.55%
  636,000   Ng Fung Hong Ltd......................................      327,287
                                                                    -----------
            MANUFACTURERS/MACHINERY: 0.90%
  172,952   China International Marine Containers - B.............      115,702
                                                                    -----------
            METALS: 2.32%
2,664,000   Jiangxi Copper - H....................................      298,171
                                                                    -----------
            PHARMACEUTICALS: 2.60%
  296,000   China Pharmaceuticals Wts.............................        5,331
2,610,000   China Pharmaceutical Enterprises......................      329,062
                                                                    -----------
            Total Pharmaceuticals.................................      334,393
                                                                    -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            REAL ESTATE: 0.65%
  227,200   New World China Land..................................  $    84,034
                                                                    -----------
            RETAIL: 2.32%
  258,000   Global Tech Ltd.......................................      298,726
                                                                    -----------
            TELECOMMUNICATIONS: 6.79%
  108,000   China Telecom.........................................      675,261
  305,000   Eastern Communications Co. - B........................      198,250
                                                                    -----------
            Total Telecommunications..............................      873,511
                                                                    -----------
            TRANSPORTATION: 10.28%
1,746,000   China National Aviation...............................      238,101
  943,000   Cosco Pacific Ltd.....................................      782,497
1,550,000   Guangshen Railway Co. Ltd.............................      173,485
  392,933   Shanghai Dazhong Taxi Co. - B.........................      128,882
                                                                    -----------
            Total Transportation..................................    1,322,965
                                                                    -----------
            TOTAL INVESTMENTS IN SECURITIES: 100.19%
              (Identified Cost $11,541,467+)......................   12,876,085
            LIABILITIES LESS OTHER ASSETS: (0.19)%................      (24,434)
                                                                    -----------
            NET ASSETS: 100.00%...................................  $12,851,651
                                                                    ===========

*  Non-income producing security.
+  Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation....................  $ 2,990,034
    Gross unrealized depreciation....................   (1,655,416)
                                                       -----------
                                                       $ 1,334,618
                                                       ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $11,541,467)......  $12,876,085
Receivables:
    Fund shares sold........................................       66,800
    Dividends and interest..................................          353
Prepaid expenses............................................       11,862
Deferred organization costs, net............................       13,707
                                                              -----------
    Total assets............................................   12,968,807
                                                              -----------

LIABILITIES
Payables:
    Distributions to shareholders...........................        7,731
    Fund shares redeemed....................................       26,403
    Due to Advisor (Note 3).................................        7,679
Cash overdraft (Note 5).....................................       43,383
Accrued expenses............................................       31,960
                                                              -----------
    Total liabilities.......................................      117,156
                                                              -----------
NET ASSETS..................................................  $12,851,651
                                                              ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($12,851,651/1,120,056 shares outstanding; unlimited
    number of shares authorized without par value)..........       $11.47
                                                                   ------
                                                                  -------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $15,086,468
    Undistributed net investment income.....................        2,240
    Accumulated net realized loss on investments............   (3,571,674)
    Net unrealized appreciation (depreciation) on:
        Investments.........................................    1,334,618
        Foreign currency....................................           (1)
                                                              -----------
NET ASSETS..................................................  $12,851,651
                                                              ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                 FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...................................................      $  305,776
Interest....................................................          14,381
                                                                  ----------
    Total investment income.................................         320,157
                                                                  ----------

EXPENSES
Advisory fees (Note 3)......................................         114,272
Administration fees (Note 3)................................          28,561
Custodian...................................................          36,411
Accounting..................................................          41,168
Transfer agent fees.........................................          78,992
Audit fees..................................................          22,367
Legal fees..................................................           4,618
Insurance...................................................           1,478
Trustees' fees..............................................           4,861
Registration fees...........................................          20,507
Reports to shareholders.....................................          17,454
Deferred organization costs amortization....................           4,799
Miscellaneous...............................................           3,608
                                                                  ----------
    Total expenses..........................................         379,096
    Interest expense........................................           1,089
    Commitment fee on credit line...........................             935
    Less: Expenses reimbursed (Note 3)......................        (154,800)
                                                                  ----------
    Net expenses............................................         226,320
                                                                  ----------
        NET INVESTMENT INCOME...............................          93,837
                                                                  ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments............................      (1,053,620)
Net realized loss on foreign currency.......................            (962)
Net change in unrealized appreciation on:
    Investments.............................................       3,704,964
    Foreign currency........................................              20
                                                                  ----------
    Net realized and unrealized gain on investments.........       2,650,402
                                                                  ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................      $2,744,239
                                                                  ==========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                ENDED
                                           DECEMBER 31, 1999    DECEMBER 31, 1998
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income....................     $    93,837          $   154,454
Net realized loss on investments.........      (1,053,620)          (2,515,925)
Net realized loss on foreign currency....            (962)              (1,488)
Net unrealized appreciation (depreciation) on:
    Investments..........................       3,704,964           (2,313,644)
    Foreign currency.....................              20                  (44)
                                              -----------          -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........       2,744,239           (4,676,647)
                                              -----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...............         (93,100)            (152,968)
                                              -----------          -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold................       9,273,394            7,893,569
Net asset value of shares issued on
  reinvestment of distributions..........          85,368              144,254
Cost of shares redeemed..................      (9,511,369)          (9,256,759)
                                              -----------          -----------
NET DECREASE FROM CAPITAL SHARE
  TRANSACTIONS...........................        (152,607)          (1,218,936)
                                              -----------          -----------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS.............................       2,498,532           (6,048,551)

NET ASSETS
Beginning of year........................      10,353,119           16,401,670
                                              -----------          -----------
End of year (including undistributed net
  investment income
  of $2,240 and $1,503, respectively)....     $12,851,651          $10,353,119
                                              ===========          ===========

CHANGES IN CAPITAL SHARES
Shares sold..............................         888,050              743,724
Shares issued on reinvestment of dividend
  distributions..........................           7,445               16,203
Shares redeemed..........................        (959,562)            (967,054)
                                              -----------          -----------
    Net Decrease.........................         (64,067)            (207,127)
                                              ===========          ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------
                                                                       NOVEMBER 3,
                                      FOR THE YEAR    FOR THE YEAR        1997*
                                          ENDED           ENDED          THROUGH
                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                          1999            1998            1997
-----------------------------------------------------------------------------------
Net asset value, beginning of
  period............................     $  8.74         $ 11.79         $ 12.50
                                         -------         -------         -------
Income from investment operations:
    Net investment income...........        0.09            0.11            0.02
    Net realized and unrealized gain
      (loss) on investments.........        2.72           (3.05)          (0.71)
                                         -------         -------         -------
Total from investment operations....        2.81           (2.94)          (0.69)
                                         -------         -------         -------
Less distributions:
    From net investment income......       (0.08)          (0.11)          (0.02)
                                         -------         -------         -------
Net asset value, end of period......     $ 11.47         $  8.74         $ 11.79
                                         =======         =======         =======
Total return........................       32.20 %        (24.96)%         (5.50)%**
Ratios/supplemental data:
Net assets, end of period
  (thousands).......................     $12,852         $10,353         $16,402
Ratio of expenses to average net
  assets:
    Before expense reimbursement....        3.33 %          3.13 %          2.69 %+
    After expense reimbursement.....        1.98 %          1.98 %          1.98 %+
Ratio of net investment income to
  average net assets:
    Before expense reimbursement....       (0.53)%         (0.05)%          1.17 %+
    After expense reimbursement.....        0.82 %          1.10 %          1.88 %+
Portfolio turnover rate.............       99.39 %         82.00 %            --**
BANK LOANS
Amount outstanding at end of period
  (thousands).......................     $    --^        $   115             n/a
Average amount of bank loans
  oustanding during the period
  (monthly average) (thousands).....     $    16^        $    10             n/a
Average number of shares outstanding
  during the period (montly average)
  (thousands).......................       1,164^          1,403             n/a
Average amount of debt per share
  during the period.................     $  0.01^        $  0.01             n/a

    *    Commencement of operations.
    **   Not annualized.
    +    Annualized.
    ^    The Fund's line of credit expired June 15, 1999.

See accompanying notes to financial statements.

GUINNESS FLIGHT NEW EUROPE FUND

THE BACKDROP

    At the start of the 1999 investors were not especially sanguine about the immediate future of the European economy, notwithstanding very low interest rates, a determination by governments to loosen fiscal policy (after years of preparation for the launch of the Euro) and a steadily improving world economy. Unemployment levels throughout the year have been on a decreasing trend.

    Inflation at the same time was, and still is, remarkably low. The introduction of new technologies, amongst which mobile telephony and the Internet can be cited as the best examples, have served to bolster the productivity of the industrialized world. New technologies and their associated millennium bug threat did however cause temporary changes in monetary policy in the final quarter which served to increase the world economy's liquidity and perhaps also help push European markets to new heights.

    It goes almost without saying that at the end of 1999, investors apprehensions have switched around completely and the fears are now of over-heating economies globally and increasing rates of inflation. Indeed bond markets have experienced one of their worst bear markets in recent times.

    The strength that was seen in the value of the Euro during the middle of 1999 was totally reversed and on New Year's Eve stood at 1.0062, a fall of 13.97% from its January level of 1.1697. Whilst this has naturally undermined the translation into dollars of the gains European markets, it has served to bolster significantly the competitiveness of European industry. At the same time the acceleration of the domestic European economy has continued, driven by improvements in capital expenditure, consumption and less restrictive fiscal policies. Partly in response to this and also an increase in money supply, the European Central Bank increased interest rates to three percent.

    Mergers and acquisitions activity was still in evidence during the year. Vodafone's hostile take-over bid for Mannesmann is the clearest example of this. Equity issuance by contrast abated somewhat ahead of the change in millennium.

THE FUND

    The Guinness Flight New Europe Fund outperformed its closest benchmark index, the FT/S&P Europe dollar adjusted index, through December 31, 1999. The Fund posted a twelve-month return of 19.79%.

    We continued our strategy of emphasizing growth-oriented companies. Existing holdings were largely maintained and supplemented with new investments typically in the fields of technology, media and telecommunications. Investments were made in five initial public offerings and, as has been seen elsewhere in the world, each attained significant growth on their first days of trading. Three of these IPO investments exceeded our target valuations and profits were taken.

THE OUTLOOK

    The outlook for European markets is more mixed after the surge in markets witnessed during the last months of 1999. Technology, media and telecommunications companies have helped cause overall markets to attain new heights at a time when bond markets continue in their bear phase.

-- David Potts
London

                        GUINNESS FLIGHT NEW EUROPE FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

# of Holdings in Portfolio:            29
Portfolio Turnover:               116.92%
% of Stocks in Top 10:             52.12%

                                 FUND MANAGER:
                           Jeremy Podger; David Potts

------------------------------------------
    TOP 10 HOLDINGS (% OF NET ASSETS)
------------------------------------------
Mannesmann AG                        6.35%
Nokia OYJ - K Shares                 5.92%
Banque National De Paris             5.40%
Tele Danmark 'B'                     5.40%
Shell Transport & Trading            5.30%
Kamps AG                             5.19%
CGU                                  5.04%
Skandia Forsakrings AB Free          4.58%
ST Microelectronics                  4.55%
Lagardere Groupe                     4.39%

     TOP 5 SECTORS (% OF NET ASSETS)
------------------------------------------
Telecommunications Equipment        14.43%
Banking                             12.15%
Oil/Petroleum Refining              11.12%
Food/Beverage                        9.92%
Manufacturers                        9.71%
    TOP 5 COUNTRIES (% OF NET ASSETS)
------------------------------------------
Germany                             23.51%
United Kingdom                      16.67%
France                              16.25%
Netherlands                         13.14%
Finland                              5.92%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX
                                                                                                     Guinness Flight New Europe Fund
11/23/1998*                                                                                                                  $10,000
11/30/98                                                                                                                     $10,088
12/31/98                                                                                                                     $10,712
3/31/99                                                                                                                      $10,080
6/30/99                                                                                                                      $10,280
9/30/99                                                                                                                      $10,600
12/31/99                                                                                                                     $12,832
*Inception date.
Average Annual                                                                                                          Total Return
One Year                                                                                                             Since Inception
19.79%                                                                                                                        25.34%
Past performance is not predictive of future performance

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX
                                                                                                       FT/S&P Actuaries World Index,
                                                                                                                              Europe
11/23/1998*                                                                                                                  $10,000
11/30/98                                                                                                                      $9,977
12/31/98                                                                                                                     $10,062
3/31/99                                                                                                                      $10,156
6/30/99                                                                                                                      $10,129
9/30/99                                                                                                                      $10,248
12/31/99                                                                                                                     $11,801
*Inception date.
Average Annual
One Year
19.79%
Past performance is not predictive of future performance

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999

-------------------------------------------------------------------------------
SHARES
         COMMON STOCKS: 99.20%
                                                                          VALUE
-------------------------------------------------------------------------------
         DENMARK: 5.40%
  720    Tele Danmark 'B'............................................  $ 53,481
                                                                       --------
         FINLAND: 5.92%
  324    Nokia OYJ - K Shares........................................    58,685
                                                                       --------
         FRANCE: 16.25%
  581    Banque National De Paris....................................    53,552
  900    Bouygues Offshore...........................................    33,780
  150    Carrefour Supermarche.......................................    27,637
  800    Lagardere Groupe............................................    43,470
   47    Thomson Multimedia..........................................     2,530
                                                                       --------
         Total France................................................   160,969
                                                                       --------
         GERMANY: 23.51%
  293    Epcos.......................................................    21,817
  741    Kamps AG....................................................    51,448
  850    Karstadt Quelle.............................................    34,555
  260    Mannesmann AG...............................................    62,895
  500    Telegate....................................................    29,081
1,000    Zapf Creation AG............................................    33,206
                                                                       --------
         Total Germany...............................................   233,002
                                                                       --------
         GREECE: 2.60%
2,000    Panafon Hellenic............................................    25,800
                                                                       --------
         HUNGARY: 2.44%
1,150    Mol Magyar Olay - ES Gazi...................................    24,150
                                                                       --------
         ITALY: 3.39%
1,730    Rolo Banca SpA..............................................    33,590
                                                                       --------
         NETHERLANDS: 13.14%
1,200    Buhrmann....................................................    18,052
  299    Equant......................................................    33,908
  550    Ing Groep N.V...............................................    33,173
  293    ST Microelectronics.........................................    45,050
                                                                       --------
         Total Netherlands...........................................   130,183
                                                                       --------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

DECEMBER 31, 1999 CONTINUED

-------------------------------------------------------------------------------
SHARES
                                                                         VALUE
-------------------------------------------------------------------------------
         SPAIN: 3.38%
1,188    NH Hotels SA................................................  $ 13,365
1,000    Superdiplo SA...............................................    19,118
   18    Terra Networks..............................................       986
                                                                       --------
         Total Spain.................................................    33,469
                                                                       --------
         SWEDEN: 4.58%
1,500    Skandia Forsakrings AB Free.................................    45,358
                                                                       --------
         SWITZERLAND: 1.92%
   40    Clariant AG.................................................    19,067
                                                                       --------
         UNITED KINGDOM: 16.67%
2,037    Cable & Wireless Plc........................................    34,557
3,090    CGU.........................................................    49,900
3,700    National Grid Group Plc.....................................    28,157
6,300    Shell Transport & Trading...................................    52,549
                                                                       --------
         Total United Kingdom........................................   165,163
                                                                       --------
         TOTAL INVESTMENTS IN SECURITIES
           (Identified Cost $817,840+): 99.20%.......................   982,917
         OTHER ASSETS LESS LIABILITIES: 0.80%........................     7,911
                                                                       --------
         NET ASSETS: 100.00%.........................................  $990,828
                                                                       ========

   *      Non-income producing security.
   +      Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation.....................................  $207,699
    Gross unrealized depreciation.....................................   (42,622)
                                                                        --------
                                                                        $165,077
                                                                        ========

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY (UNAUDITED)

DECEMBER 31, 1999

------------------------------------------------------------------------
                                                                 % OF
INDUSTRY                                                      NET ASSETS
------------------------------------------------------------------------
Banking.....................................................     12.15%
Chemicals...................................................      1.92
Computer Networking.........................................      3.42
Computer Software...........................................      0.10
Diversified Operations......................................      4.39
Electronics.................................................      4.80
Food/Beverage...............................................      9.92
Insurance...................................................      9.62
Investing...................................................      1.35
Manufacturers...............................................      9.71
Oil/Petroleum Refining......................................     11.12
Retail......................................................      3.49
Telecommunications..........................................      8.12
Telecommunications Equipment................................     14.43
Utility.....................................................      2.84
Wholesale...................................................      1.82
                                                                ------
TOTAL INVESTMENTS IN SECURITIES.............................     99.20
OTHER ASSETS LESS LIABILITIES...............................      0.80
                                                                ------
NET ASSETS..................................................    100.00%
                                                                ======

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999

-------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $817,840).........  $  982,917
Cash........................................................      27,851
Receivables:
    Dividends and interest..................................         804
Prepaid expenses............................................       7,331
                                                              ----------
    Total assets............................................   1,018,903
                                                              ----------

LIABILITIES
Due to Advisor (Note 3).....................................       7,167
Accrued expenses............................................      20,908
                                                              ----------
    Total liabilities.......................................      28,075
                                                              ----------

NET ASSETS..................................................  $  990,828
                                                              ==========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($990,828/61,762 shares outstanding; unlimited number of
    shares authorized without par value)....................      $16.04
                                                                  ------
                                                                 -------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $  817,282
    Undistributed net realized gain on investments..........       8,486
    Net unrealized appreciation (depreciation) on:
        Investments.........................................     165,077
        Foreign currency....................................         (17)
                                                              ----------
NET ASSETS..................................................  $  990,828
                                                              ==========

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                 FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $1,104).........       $  9,629
Interest....................................................          1,787
                                                                   --------
    Total investment income.................................         11,416
                                                                   --------

EXPENSES
Advisory fees (Note 3)......................................          8,292
Administration fee (Note 3).................................          2,075
Custodian...................................................         21,649
Accounting..................................................         22,811
Transfer agent fees.........................................         20,306
Audit fees..................................................         11,974
Legal fees..................................................            378
Insurance...................................................            164
Trustees' fees..............................................          5,473
Registration fees...........................................         28,356
Reports to shareholders.....................................          2,177
Miscellaneous...............................................          2,846
                                                                   --------
    Total expenses..........................................        126,501
    Interest expense........................................            452
    Commitment fee on credit line...........................             61
    Less: Expenses reimbursed (Note 3)......................       (110,572)
                                                                   --------
    Net expenses............................................         16,442
                                                                   --------
        NET INVESTMENT LOSS.................................         (5,026)
                                                                   --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments............................         11,745
Net realized loss on foreign currency.......................         (3,346)
Net change in unrealized appreciation on:
    Investments.............................................        149,075
    Foreign currency........................................           (303)
                                                                   --------
    Net realized and unrealized gain on investments.........        157,171
                                                                   --------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................       $152,145
                                                                   ========

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------
                                                                  NOVEMBER 23,
                                             FOR THE YEAR            1998*
                                                ENDED               THROUGH
                                          DECEMBER 31, 1999    DECEMBER 31, 1998
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................      $   (5,026)           $    (97)
Net realized gain on investments........          11,745                  --
Net realized gain (loss) on foreign
  currency..............................          (3,346)                 87
Net change in unrealized appreciation
  on:
    Investments.........................         149,075              16,002
    Foreign currency....................            (303)                286
                                              ----------            --------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS...................         152,145              16,278
                                              ----------            --------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...............       1,602,173             292,695
Cost of shares redeemed.................      (1,172,463)                 --
                                              ----------            --------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS..........................         429,710             292,695
                                              ----------            --------
    TOTAL INCREASE IN NET ASSETS........         581,855             308,973

NET ASSETS
Beginning of period.....................         408,973             100,000
                                              ----------            --------
End of period (including undistributed
  net investment income of $0 and $0,
  respectively).........................      $  990,828            $408,973
                                              ==========            ========

CHANGES IN CAPITAL SHARES
Shares sold.............................         118,230              22,534
Shares redeemed.........................         (87,002)                 --
                                              ----------            --------
    Net Increase........................          31,228              22,534
                                              ==========            ========

    *    Commencement of operations.

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

----------------------------------------------------------------------------------
                                             FOR THE YEAR      NOVEMBER 23, 1998*
                                                ENDED                THROUGH
                                          DECEMBER 31, 1999     DECEMBER 31, 1998
----------------------------------------------------------------------------------
Net asset value, beginning of period....       $ 13.39               $12.50
                                               -------               ------
Income from investment operations:
    Net investment loss.................         (0.08)                  --
    Net realized and unrealized gain on
      investments.......................          2.73                 0.89
                                               -------               ------
Total from investment operations........          2.65                 0.89
                                               -------               ------
Net asset value, end of period..........       $ 16.04               $13.39
                                               =======               ======
Total return............................         19.79 %               7.12 %++

Ratios/supplemental data:
Net assets, end of period (thousands)...       $   991               $  409
Ratio of expenses to average net assets:
    Before expense reimbursement........         15.29 %              10.48 %+
    After expense reimbursement.........          1.98 %               1.98 %+
Ratio of net investment loss to average
  net assets:
    Before expense reimbursement........        (13.92)%              (9.01)%+
    After expense reimbursement.........         (0.61)%              (0.46)%+
Portfolio turnover rate.................        116.92 %                 -- ++

    *    Commencement of operations.
    +    Annualized.
    ++   Not Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT WIRED INDEX-TM- FUND

THE BACKDROP

    The first week of October saw Federal Reserve Chairman Alan Greenspan indicating that the Federal Open Market Committee (FOMC) meeting's decision was to keep rates unchanged at 5.25%. However, the monetary policy stance was moved to a tightening bias.

    The Wired Index-TM- rose with the limited rally driven by technology shares which then propelled the technology laden Nasdaq index to a new record high. Yahoo! reported better than expected third quarter earnings, which boosted its share price and improved sentiment across the broader internet sector.

    The market then sold off after concerns that third quarter earnings expectations might be on the optimistic side. Intel, a bellwether technology stock, reported earnings below that which the market was expecting and this led to a broad decline across other technology stocks. There were also fears of rising inflation amid a spike up in bond yields and commodity prices. The yield on the key 30-year treasury bond rose to the highest level since October 1997.

    When Producer Price Inflation (PPI) figures were released which were much worse than expectations, the market sold off heavily. Dell warned that it would not meet its fourth quarter earnings due to increased chip prices stemming from the Taiwanese earthquake.

    However, sentiment began to improve when Consumer Price Inflation (CPI) figures were in line with expectations. A strong rally led by the financial stocks then ensued after Washington drew a step closer to key banking reform legislation. The insurance conglomerate, American International Group (AIG) surged on this news.

    Key companies reporting third quarter earnings in excess of market expectations included Microsoft, EMC, America OnLine, Nokia, State Street, Affymetrix, Sun Microsystems, MCI WorldCom, Lucent and Charles Schwab.

    The Wired Index ended on a very firm undertone as third quarter GDP was announced at 4.8%, which was stronger than the market expected. After the key Employment cost index showed, that despite the fact that the economy was growing strongly, costs were being held in check, which led many analysts to suggest that this indicated improved US productivity. With many of the key companies in the index having reported better than expected earnings, the market surged powerfully upward posting 2 of its biggest consecutive daily gains.

    After the strong performance of the Wired Index towards the latter part of October, November commenced with a small bout of profit taking. Walt Disney reported a drop in fourth quarter profits due to slumping home video and product licensing revenue. It indicated that it would only be able to return to its previous long-term growth rate of 20% in over a year's time.

    A number of the constituent companies posted earnings exceeding the market's expectations. Cisco Systems matched the Wall Street's so called 'whisper number' by posting profits of $837 million. Highlighting the quality of this company is the fact that in the 39 earnings' reports since the company went public, it has never missed analyst forecasts. This share's performance boosted the performance of technology shares in general.

    The world's largest retailer, WalMart, beat analyst expectations whilst Dell Computers came in line with the market. Dell became the number one PC supplier in the US for the first time.

    Applied Materials topped earnings expectations and forecast strong demand in coming year.

    The tight US labour market was confirmed again with the release of the unemployment rate data, which came in at a 40-year low of 4.1%. However, average hourly earnings came in lower than expected. Inflationary fears were then further allayed with the release of unit labour costs, which were also lower than expected. Together with improved productivity figures, the market rallied strongly. The rally in technology stocks was particularly strong which powered the index to new record highs.

    The US Federal Reserve (Fed), at its Federal Open Market Committee meeting on 16 November, increased rates by 25 basis points as a preemptive move to combat any inflationary pressures. The Fed also announced that it was changing its bias from tightening to neutral. This was generally expected by the market and with rate uncertainty out the way, the index continued upward.

    The strength in the US economy was confirmed by the announcement that GDP grew by 5.5%.

    The year ended on a very firm undertone on the back of strong gains to the technology shares in the index (particularly internet related counters), the outcome of the December Fed FOMC meeting where rates and the monetary bias were left unchanged and the increasing confidence that Y2k fears were overdone.

    The Wired Index posted a number of successive record highs as the surge in technology related counters reached unprecedented levels towards year end.

THE FUND

    The Fund recorded a twelve-month performance of 68.68% to December 31, 1999.

    We employed the full replication method in tracking the Wired Index-TM-, and as a result, we bought all 40 constituent stocks in the respective index weightings. Stocks such as Sony, Yahoo! and Cisco continue to dominate the performance of the Fund and remain in the news due to their aggressive and innovative strategies.

THE OUTLOOK

    When Dow Jones added Microsoft and Intel to the Dow 30 the Wall Street Journal noted that New Economy stocks were being added to the index. And well they should have. It is difficult to ignore the changes brought about by the New Economy. The changes--and prosperity--brought about by the emergence of the Industrial Economy over a century ago took time. The emergence of the New Economy will also take time. We are quite positive on the outlook for the New Economy and look forward to the future.

-- Doug Blatch
Cape Town, South Africa

    Wired Disclaimer: Wired-Registered Trademark- is a registered trademark, and Wired Index-TM- a service mark, of Advance Magazine Publishers Inc., and are used with permission of Advance Magazine Publishers, Inc. Advance Magazine Publishers, Inc. makes no warranty, express or implied, including no warranties of merchantability or fitness for a particular purpose or otherwise, to any person or entity as to the results to be obtained from or any data included in, or any other matters concerning, the Wired Index-TM- or the trademarks.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

# of Holdings in Portfolio:            41
Portfolio Turnover:                39.82%
% of Stocks in Top 10:             35.95%

FUND MANAGER:
Doug Blatch

----------------------------------------
   TOP 10 HOLDINGS (% OF NET ASSETS)
----------------------------------------
Nokia Corp.                        3.66%
Yahoo!, Inc.                       3.65%
Schlumberger Ltd.                  3.61%
Cable & Wireless Plc               3.61%
DaimlerChrysler AG                 3.60%
Enron Corp.                        3.60%
Smithkline Beecham Plc             3.58%
Qwest Communications               3.57%
Wal-Mart Stores, Inc.              3.54%
Applied Materials, Inc.            3.53%

    TOP 5 SECTORS (% OF NET ASSETS)
----------------------------------------
Telecommunications                14.21%
Internet/New Media                 7.11%
Financial Services                 5.93%
Software                           5.13%
Media                              4.50%
   TOP 5 COUNTRIES (% OF NET ASSETS)
----------------------------------------
United States                     80.95%
United Kingdom                     9.43%
Finland                            3.66%
Germany                            3.60%
Australia                          2.26%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
WIRED INDEX-TM- FUND AND WIRED INDEX-TM-
AND NASDAQ COMPOSITE INDEX
                                                                                                     Guinness Flight Wired
                                                                                                           Index -TM- Fund
12/15/1998*                                                                                                        $10,000
12/31/1998                                                                                                         $11,160
3/31/1999                                                                                                          $13,408
6/30/1999                                                                                                          $14,016
9/30/1999                                                                                                          $13,440
12/31/1999                                                                                                         $18,824
*Inception date.
Average Annual                                                                                                Total Return
One Year                                                                                                   Since Inception
68.68%                                                                                                              83.31%
Past performance is not predictive of future performance

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
WIRED INDEX-TM- FUND AND WIRED INDEX-TM-
AND NASDAQ COMPOSITE INDEX
                                                                                                          Wired
                                                                                                      Index-TM-
12/15/1998*                                                                                             $10,000
12/31/1998                                                                                              $11,411
3/31/1999                                                                                               $13,790
6/30/1999                                                                                               $14,475
9/30/1999                                                                                               $13,908
12/31/1999                                                                                              $19,549
*Inception date.
Average Annual
One Year
68.68%
Past performance is not predictive of future performance

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
WIRED INDEX-TM- FUND AND WIRED INDEX-TM-
AND NASDAQ COMPOSITE INDEX
                                                                                                      Nasdaq Composite Index
12/15/1998*                                                                                                          $10,000
12/31/1998                                                                                                           $10,898
3/31/1999                                                                                                            $12,233
6/30/1999                                                                                                            $13,350
9/30/1999                                                                                                            $13,648
12/31/1999                                                                                                           $20,224
*Inception date.
Average Annual
One Year
68.68%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999

----------------------------------------------------------------------------------
SHARES
                  COMMON STOCKS: 99.90%
                                                                             VALUE
----------------------------------------------------------------------------------
                  AGRI-CHEMICALS: 2.64%
       121,539    Monsanto Co.......................................  $  4,329,827
                                                                      ------------
                  AIR TRANSPORTATION: 1.16%
        28,369    AMR Corp.*........................................     1,900,723
                                                                      ------------
                  AUTOMOBILE: 3.60%
        75,495    DaimlerChrysler AG................................     5,907,484
                                                                      ------------
                  BANKING: 1.36%
        30,607    State Street Corp.................................     2,236,224
                                                                      ------------
                  BIOLOGICAL RESEARCH: 0.71%
         4,954    Affymetrix, Inc.*.................................       840,632
         5,440    INCYTE Pharmaceuticals, Inc.*.....................       326,400
                                                                      ------------
                  Total Biological Research.........................     1,167,032
                                                                      ------------
                  COMPUTER COMMUNICATION EQUIPMENT: 3.53%
        54,000    Cisco Systems, Inc.*..............................     5,784,750
                                                                      ------------
                  COMPUTER MANUFACTURING: 3.47%
       111,526    Dell Computer Corp.*..............................     5,687,826
                                                                      ------------
                  COMPUTER PROCESSING & DATA PREPARATION: 0.24%
        16,467    Acxiom Corp.*.....................................       395,208
                                                                      ------------
                  COMPUTER STORAGE DEVICES; 3.50%
        52,558    EMC Corp./Mass*...................................     5,741,962
                                                                      ------------
                  COMPUTERS: 3.46%
        73,240    Sun Microsystems, Inc.*...........................     5,671,523
                                                                      ------------
                  CONSUMER ELECTRONICS: 3.48%
        20,054    Sony Corp.........................................     5,710,377
                                                                      ------------
                  ENERGY/PETROLEUM: 3.60%
       133,080    Enron Corp........................................     5,905,425
                                                                      ------------
                  ENTERTAINMENT: 3.53%
       197,745    Walt Disney Company...............................     5,784,041
                                                                      ------------
                  FINANCIAL SERVICES: 5.93%
       150,442    Charles Schwab & Co., Inc.........................     5,773,212

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

----------------------------------------------------------------------------------
SHARES
                                                                            VALUE
----------------------------------------------------------------------------------
                  FINANCIAL SERVICES: (CONTINUED)
        80,282    First Data Corp...................................  $  3,958,906
                                                                      ------------
                  Total Financial Services..........................     9,732,118
                                                                      ------------
                  HOTEL MANAGEMENT: 0.90%
        46,983    Marriott International Class A....................     1,482,901
                                                                      ------------
                  INDUSTRY MACHINERY: 3.53%
        45,676    Applied Materials, Inc.*..........................     5,786,578
                                                                      ------------
                  INSURANCE: 3.50%
        53,057    American International Group......................     5,736,788
                                                                      ------------
                  INTERNET/NEW MEDIA: 7.11%
        75,164    America Online, Inc.*.............................     5,670,184
        13,854    Yahoo!, Inc.*.....................................     5,994,453
                                                                      ------------
                  Total Internet/New Media..........................    11,664,637
                                                                      ------------
                  MEASURING & CONTROLLING DEVICES: 0.28%
        30,325    Thermo Electron Corp.*............................       454,875
                                                                      ------------
                  MEDIA: 4.50%
        96,802    News Corp. Cayman ADR.............................     3,702,677
        45,481    Reuters Group Plc - Sponsored ADR.................     3,675,433
                                                                      ------------
                  Total Media.......................................     7,378,110
                                                                      ------------
                  OIL, GAS SERVICES: 3.86%
       105,316    Schlumberger Ltd..................................     5,924,025
        12,181    Transocean Sedco Forex Inc.*......................       410,332
                                                                      ------------
                  Total Oil, Gas Services...........................     6,334,357
                                                                      ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

----------------------------------------------------------------------------------
SHARES
                                                                            VALUE
----------------------------------------------------------------------------------
                  PHARMACEUTICALS: 3.58%
        91,218    Smithkline Beecham Plc............................  $  5,877,860
                                                                      ------------
                  RETAIL: 3.54%
        84,010    Wal-Mart Stores, Inc..............................     5,807,191
                                                                      ------------
                  SATELLITE TELECOMMUNICATIONS: 0.42%
        15,722    Globalstar Telecommunication*.....................       691,768
                                                                      ------------
                  SEMICONDUCTORS: 3.48%
        69,300    Intel Corp........................................     5,704,256
                                                                      ------------
                  SOFTWARE: 5.13%
        49,044    Microsoft Corp.*..................................     5,725,887
        51,555    Parametric Technology Corp.*......................     1,395,207
        47,015    Peoplesoft*.......................................     1,002,007
         8,082    Wind River Systems*...............................       296,003
                                                                      ------------
                  Total Software....................................     8,419,104
                                                                      ------------
                  SPECIALTY STEEL: 0.56%
        16,671    Nucor Corp........................................       913,779
                                                                      ------------
                  TELECOMMUNICATIONS: 14.21%
       111,832    Cable & Wireless Plc..............................     5,920,107
        76,980    Lucent Technologies...............................     5,759,066
       108,666    MCI Worldcom, Inc.*...............................     5,766,090
       136,218    Qwest Communications*.............................     5,857,373
                                                                      ------------
                  Total Telecommunications..........................    23,302,636
                                                                      ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

DECEMBER 31, 1999 CONTINUED

----------------------------------------------------------------------------------
SHARES
                                                                            VALUE
----------------------------------------------------------------------------------
                  TRANSPORTATION: 1.43%
        57,164    FDX Corp.*........................................  $  2,340,151
                                                                      ------------
                  WIRELESS COMMUNICATION EQUIPMENT: 3.66%
        31,568    Nokia Corp........................................     5,997,920
                                                                      ------------
                  TOTAL INVESTMENTS IN SECURITIES: 99.90%
                    (Identified Cost $124,624,555+).................   163,847,431
                  OTHER ASSETS LESS LIABILITIES: 0.10%..............       166,706
                                                                      ------------
                  NET ASSETS: 100.00%...............................  $164,014,137
                                                                      ============

   *     Non-income producing security.
   +     Cost for federal tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation..........................  $ 41,374,215
    Gross unrealized depreciation..........................    (2,151,339)
                                                             ------------
                                                             $ 39,222,876
                                                             ============
ADR -    American depositary receipt.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999

---------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $124,624,555).....  $163,847,431
Cash........................................................     1,400,563
Receivables:
    Securities sold.........................................    30,461,967
    Fund shares sold........................................       695,641
    Dividends and interest..................................        42,823
Prepaid expenses............................................        28,109
                                                              ------------
    Total assets............................................   196,476,534
                                                              ------------

LIABILITIES
Payables:
    Securities purchased....................................    32,247,292
    Distribution to shareholders............................           277
    Fund shares redeemed....................................        60,348
    Due to Advisor (Note 3).................................       120,411
Accrued expenses............................................        34,069
                                                              ------------
    Total liabilities.......................................    32,462,397
                                                              ------------
NET ASSETS..................................................  $164,014,137
                                                              ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($164,014,137/6,971,926 shares outstanding; unlimited
    number of shares authorized without par value)..........        $23.52
                                                                    ------
                                                                   -------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $114,059,433
    Undistributed net realized gain on investments..........    10,731,828
    Net unrealized appreciation on investments..............    39,222,876
                                                              ------------
NET ASSETS..................................................  $164,014,137
                                                              ============

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                 FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $7,601).........     $   366,980
Interest....................................................          50,402
                                                                 -----------
    Total investment income.................................         417,382
                                                                 -----------

EXPENSES
Advisory fees (Note 3)......................................         821,521
Custody.....................................................         108,496
Administration fees (Note 3)................................          46,286
Accounting..................................................          45,840
Transfer agent fees.........................................         114,565
Legal fees..................................................          24,784
Insurance...................................................           8,055
Audit.......................................................          10,474
Reports to shareholders.....................................          36,544
Registration fees...........................................          24,137
Trustees' fees..............................................           9,919
Miscellaneous...............................................           6,646
                                                                 -----------
    Total expenses..........................................       1,257,267
    Interest expense........................................           2,990
    Commitment fee on credit line...........................           5,032
    Less: Expenses reimbursed (Note 3)......................         (27,776)
                                                                 -----------
    Net expenses............................................       1,237,513
                                                                 -----------
        NET INVESTMENT LOSS.................................        (820,131)
                                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments............................      10,730,797
Net change in unrealized appreciation on investments........      38,810,890
                                                                 -----------
    Net realized and unrealized gain on investments.........      49,541,687
                                                                 -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................     $48,721,556
                                                                 ===========

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                             FOR THE YEAR      DECEMBER 15, 1998*
                                                ENDED                THROUGH
                                          DECEMBER 31, 1999     DECEMBER 31, 1998
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)............     $   (820,131)         $    1,255
Net realized gain on investments........       10,730,797               1,031
Net change in unrealized appreciation on
  investments...........................       38,810,890             411,986
                                             ------------          ----------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS...................       48,721,556             414,272
                                             ------------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..............           (2,789)                 --
                                             ------------          ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...............      146,353,712           9,038,161
Net asset value of shares issued on
  reinvestment of distributions.........            2,512                  --
Cost of shares redeemed.................      (40,494,151)           (569,136)
                                             ------------          ----------

NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS..........................      105,862,073           8,469,025
                                             ------------          ----------
    TOTAL INCREASE IN NET ASSETS........      154,580,840           8,883,297

NET ASSETS
Beginning of period.....................        9,433,297             550,000
                                             ------------          ----------
End of period (including undistributed
  net investment income of $0 and
  $1,255, respectively).................     $164,014,137          $9,433,297
                                             ============          ==========

CHANGES IN CAPITAL SHARES
Shares sold.............................        8,643,254             677,474
Shares reinvested from distributions....              107                  --
Shares redeemed.........................       (2,347,540)            (45,369)
                                             ------------          ----------

    Net Increase........................        6,295,821             632,105
                                             ============          ==========

    *   Commencement of operations.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

----------------------------------------------------------------------------------
                                             FOR THE YEAR      DECEMBER 15, 1998*
                                                ENDED                THROUGH
                                          DECEMBER 31, 1999     DECEMBER 31, 1998
----------------------------------------------------------------------------------
Net asset value, beginning of period....       $  13.95              $12.50
                                               --------              ------
Income from investment operations:
  Net investment income (loss)..........          (0.12)               0.00+
  Net realized and unrealized gain on
    investments.........................           9.69                1.45
                                               --------              ------
Total from investment operations........           9.57                1.45
                                               --------              ------
Less distribution:
  From net investment income............           0.00 +                --
                                               --------              ------
Net asset value, end of period..........       $  23.52              $13.95
                                               ========              ======
Total return............................          68.68 %             11.60%++
Ratios/supplemental data:
Net assets, end of period (thousands)...       $164,014              $9,433
Ratio of expenses to average net assets:
  Before expense reimbursement..........           1.38 %              1.97%+
  After expense reimbursement...........           1.35 %              1.35%+
Ratio of net investment income to
  average net assets:
  Before expense reimbursement..........          (0.92)%              0.02%+
  After expense reimbursement...........          (0.89)%              0.60%+
Portfolio turnover rate.................          39.82 %              0.11%++

    *    Commencement of operations.
    +    Amount represent less than $0.01 per share.
    +    Annualized.
    ++   Not annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

THE BACKDROP

    The positive forces driving government bonds higher in 1998 reversed in 1999 in spectacular fashion. Depressed oil prices proved temporary as a combination of better production control from OPEC and increased demand from the stronger global economy pushed the average oil price up by 35%. The flight away from risky asset markets such as emerging markets and corporate debt also reversed creating less demand for high quality government paper. And finally the major central banks around the globe reversed their easing moves put in place at the height of the perceived liquidity crisis.

    So as the global bond markets moved through 1999 they had to contend with the fear of rising headline inflation, less demand for government bonds and increases in official short rates. These factors transpired to turn 1999 into the worst bear market for bonds since 1994. However, unlike 1994, the sell off was less uniform. Of the major markets the US fared worse with a fall of 2.45% in local currency terms, with Europe down 2.08% and the UK only down 1.2%. The Japanese bond market actually posted a positive 4.83% return in the year as its bear phase started much earlier in the last quarter of 1998. Also because the Japanese economy remained lackluster and in need of continued monetary stimulus, the Japanese bond market was not affected by rising official interest rates as the Bank of Japan maintained its zero interest rate policy.

THE FUND

    The Fund recorded a negative twelve-month return of 7.97% to December 31, 1999. For three years ending December 31, 1999, the Fund had an average annual total return of 3.73% and an average annual total return of 6.30% over five years to December 31, 1999.

THE OUTLOOK

    With disruptions making the US data difficult to read, the efforts of the Fed to achieve a soft landing for the US economy will be difficult. The Fed has made it very clear that it is concerned with the risk that the economy will over-heat if growth does not slow. With the still-present disinflationary undertone and the distortions caused by Y2K, they will continue to take a cautious stance, raising rates only modestly.

    Meanwhile, in Japan the Bank of Japan maintains a very accommodative monetary policy, and appears to be slowly yielding to pressure from both inside and outside Japan to loosen further by increasing the quantity of money in circulation, in order to prevent the nascent recovery being stifled by continued strength in the Yen. Overall, both fiscal and monetary policy remain encouragingly pro-active and supportive, and there is no reason not to expect a continued stabilization of real GDP growth at around the +1.0% level over the next few quarters, although this number will naturally vary somewhat quarter-to-quarter. Equally, however, it appears that a genuine real GDP growth breakout of, say, 3% plus is still relatively unlikely, though not impossible.

    Industrial and consumer surveys in the Eurozone point to a continued improvement in the economy. Germany's IFO survey suggests that industrialists are experiencing excellent trading conditions and that they expect this environment to persist. French consumer confidence is the highest since records began and leading indicators from the smaller countries display reason for optimism throughout the Eurozone. This, together with the loose monetary combination of low interest rates and a weak currency, has drawn us to the conclusion that real GDP growth will be an above consensus 3 1/4% in 2000.

    We continue to believe that the Euro is fundamentally undervalued. This situation should correct in the first half of 2000 and we expect the Euro to appreciate to around 1.10 US Dollars. Although this will tighten monetary conditions to an extent, the ECB will need to push up interest rates in order to keep ahead of any inflationary threat. The headline rate of inflation may drift up in the early months of 2000 as the increased price of oil feeds through into the economy, but it is unlikely to breach the ECB's threshold of 2% in 2000, provided that interest rates rise to about 4% by the end of the year.

    The ECB have specified that they believe trend growth in the Eurozone remains at around 2.5%. In that case, by our forecasts, growth will be well above trend next year. Unless substantial reforms are undertaken to solve some of Euroland's fiscal and labour market problems (which is unlikely, but not impossible), then there may be the need for even higher interest rates in 2001.

    In the UK the recent strength of consumer spending should moderate into the New Year. The usual indicators of monetary policy (I.E., interest rates, the shape of the yield curve, the performance of Sterling and broad money growth) are all flagging tight conditions. However, the slowdown will only be modest. The January sales period should be strong insofar as consumers have delayed purchases to take advantages of further cuts in the prices of manufactured goods. In addition, the housing market is advancing strongly, and this is traditionally a major stimulus to consumer sentiment. So 2000 as a whole should return a rate of consumer spending growth of over 3%. In addition, external demand should improve, as Asia and Europe continue their recovery. So exports should pick up somewhat. Total GDP will likely grow at a little over 1.75% for 1999 compared with 1998; but it should have moved to well above trend growth by late 2000.

    This means that it will be increasingly difficult to achieve further significant reductions in inflation, even though there are still some competition-induced downward pressures in retailing. In part, the MPC will be influenced by Sterling, which should remain generally strong. However, the authorities will undoubtedly be looking towards higher short-term interest rates in the months ahead. We are currently expecting base rates to be at least 6.25% by the end of 2000.

    In summary, government bond markets will struggle in the first few months of 2000 as strong synchronized economic growth combines with tighter monetary policies and higher headline inflation. The higher yields available will prove attractive once there are clear signs that economic growth has stopped accelerating and that the central banks are close to ending their current bout of monetary tightening. The current increase in inflationary expectations is unlikely to be sustained over the medium-term paving the way for lower bond yields once again.

-- Michael Daley
London

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

# of Holdings in Portfolio:            24
Portfolio Turnover:               166.99%
% of Positions in Top 5:           41.12%

                                 FUND MANAGER:
                                 Michael Daley

----------------------------------------
    TOP 5 HOLDINGS (% OF NET ASSETS)
----------------------------------------
Bundesobligaion 3.250%
 02/17/2004                       12.82%
Deutschland Republic 5.250%
 01/4/2008                         9.25%
United Kingdom Government
 8.000% 06/10/2003                 7.54%
International Bank Recon &
 Development 2.000%
 02/18/2008                        6.44%
US Treasury Note 5.625%
 11/30/2000                        5.07%

 CURRENCY ALLOCATION (% OF NET ASSETS)
----------------------------------------
US Dollar                         37.56%
Euro                              32.30%
Yen                               15.85%
Sterling                          10.09%
   TOP 5 COUNTRIES (% OF NET ASSETS)
----------------------------------------
Supranational                     26.40%
Germany                           25.21%
United States                     24.58%
United Kingdom                     7.54%
Spain                              3.93%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND AND
THE SALOMON BROTHERS' WORLD GOVERNMENT BOND INDEX
                                                                                     Guinness Flight    Salomon Brothers'
                                                                                   Global Government     World Government
                                                                                           Bond Fund           Bond Index
6/30/94*                                                                                     $10,000              $10,000
9/30/1994                                                                                     $9,754              $10,117
12/31/1994                                                                                    $9,767              $10,166
3/31/1995                                                                                    $10,093              $11,278
6/30/1995                                                                                    $10,638              $11,879
9/30/1995                                                                                    $10,809              $11,755
12/31/1995                                                                                   $11,183              $12,102
3/31/1996                                                                                    $11,083              $11,875
6/30/1996                                                                                    $11,197              $11,923
9/30/1996                                                                                    $11,378              $12,248
12/31/1996                                                                                   $11,877              $12,540
3/31/1997                                                                                    $11,485              $12,021
6/30/1997                                                                                    $11,732              $12,386
9/30/1997                                                                                    $12,055              $12,543
12/31/1997                                                                                   $12,218              $12,569
3/31/1998                                                                                    $12,298              $12,668
6/30/1998                                                                                    $12,672              $12,919
9/30/1998                                                                                    $14,059              $13,994
12/31/1998                                                                                   $14,404              $14,491
3/31/1999                                                                                    $13,672              $13,932
6/30/1999                                                                                    $13,088              $13,451
9/30/1999                                                                                    $13,453              $14,061
12/31/1999                                                                                   $13,255              $13,873
* Inception date.
Average Annual Total Return
One Year                                                                                  Five Years      Since Inception
-7.97%                                                                                         6.30%                5.25%
Past performance is not predictive of future performance

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999 CONTINUED

---------------------------------------------------------------------------------
PRINCIPAL AMOUNT
                   GOVERNMENT BONDS: 95.80%
                                                                            VALUE
---------------------------------------------------------------------------------
                   COLUMBIA: 0.53%
 L       35,000    Republic of Columbia                                $   47,671
                     9.750%, 02/11/2008..............................
                                                                       ----------
                   CROATIA: 1.32%
 US$    129,816    Croatia Government National Series B                   119,431
                     6.456%, 07/31/2006..............................
                                                                       ----------
                   FRANCE: 2.57%
  EUR   260,000    France OAT                                             232,846
                     4.000%, 10/25/2009..............................
                                                                       ----------
                   GERMANY: 25.21%
  EUR 1,220,000    Bundesobligaion                                      1,160,106
                     3.250%, 02/17/2004..............................
  EUR   837,315    Deutschland Republic                                   837,072
                     5.250%, 01/04/2008..............................
 Y   28,000,000    KFW International Finance                              283,673
                     2.050%, 09/21/2009..............................
                                                                       ----------
                   Total Germany.....................................   2,280,851
                                                                       ----------
                   ITALY: 2.58%
  EUR   250,000    Buoni del Tesoro Poliennai                             233,450
                     4.500%, 05/01/2009..............................
                                                                       ----------
                   SPAIN: 3.93%
  EUR   360,000    Bonos Y Oblig del Estado                               355,186
                     4.500%, 07/30/2004..............................
                                                                       ----------
                   SUPRANATIONAL: 26.40%
 Y   26,000,000    European Investment Bank                               267,482
                     2.125%, 09/20/2007..............................
 L      120,000    European Investment Bank                               182,348
                     5.500%, 12/07/2009..............................
 US$    480,000    European Investment Bank                               448,800
                     5.000%, 01/12/2004..............................
 US$    230,000    Intelsat                                               231,265
                     7.375%, 08/06/2002..............................

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999 CONTINUED

---------------------------------------------------------------------------------
PRINCIPAL AMOUNT
                                                                           VALUE
---------------------------------------------------------------------------------
                   SUPRANATIONAL: (CONTINUED)
 US$    470,000    Inter-American Development Bank                     $  450,494
                     6.375%, 10/22/2007..............................
 US$    235,000    International Finance Corp.                            225,835
                     5.500%, 02/18/2003..............................
 Y   57,000,000    International Bank Recon & Development                 582,498
                     2.000%, 02/18/2008..............................
                                                                       ----------
                   Total Supranational...............................   2,388,722
                                                                       ----------
                   UNITED KINGDOM: 7.54%
 L      402,000    United Kingdom Government                              682,636
                     8.000%, 06/10/2003..............................
                                                                       ----------
                   UNITED STATES: 24.58%
 US$    200,000    FNMA                                                   176,416
                     5.250%, 01/15/2009..............................
 Y   30,000,000    FNMA Global JPY NTS                                    299,971
                     1.750%, 03/26/2008..............................
 US$    180,000    U.S. Treasury Bond                                     245,138
                     10.625%, 08/15/2015.............................
 US$    460,000    U.S. Treasury                                          458,418
                     5.625%, 11/30/2000..............................
 US$    453,000    U.S. Treasury Note                                     445,922
                     6.250%, 02/15/2007..............................
 US$    180,000    U.S. Treasury Note                                     180,788
                     6.625%, 05/15/2007..............................
 US$    420,000    U.S. Treasury Inflation Index Note                     416,617
                     3.625%, 01/15/2008..............................
                                                                       ----------
                   Total United States...............................   2,223,270
                                                                       ----------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1999 CONTINUED

---------------------------------------------------------------------------------
PRINCIPAL AMOUNT
                                                                           VALUE
---------------------------------------------------------------------------------
                   VENEZUELA: 1.14%
  EUR   100,000    PDVSA Finance                                       $  103,518
                     6.250%, 2/15/2006...............................
                                                                       ----------
                   TOTAL INVESTMENTS IN SECURITIES: 95.80%
                     (Identified Cost $8,909,331+)...................   8,667,581
                   OTHER ASSETS LESS LIABILITIES: 4.20%..............     379,984
                                                                       ----------
                   NET ASSETS: 100.00%...............................  $9,047,565
                                                                       ==========

   +      Cost of federal tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation.....................................  $  154,290
    Gross unrealized depreciation.....................................    (396,040)
                                                                        ----------
                                                                        $ (241,750)
                                                                        ==========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999

-------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $8,909,331).......  $8,667,581
Cash........................................................     452,249
Receivables:
    Interest................................................     192,937
    Fund shares sold........................................          23
    Unrealized gain on forward contracts (Note 6)...........      61,503
Prepaid expenses............................................       6,313
                                                              ----------
    Total assets............................................   9,380,606
                                                              ----------

LIABILITIES
Payables:
    Securities purchased....................................     279,178
    Fund shares redeemed....................................      22,816
    Due to advisor (Note 3).................................       7,137
Accrued expenses............................................      23,910
                                                              ----------
    Total liabilities.......................................     333,041
                                                              ----------
NET ASSETS..................................................  $9,047,565
                                                              ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($9,047,565/751,080 shares outstanding; unlimited
    number of shares authorized without par value)..........      $12.05
                                                                  ------
                                                                 -------
SOURCE OF NET ASSETS
    Paid-in capital.........................................  $9,597,678
    Undistributed net investment income.....................      93,794
    Accumulated net realized loss on investments............    (457,758)
    Net unrealized appreciation (depreciation) on:
        Investments.........................................    (241,750)
        Foreign currency....................................      55,601
                                                              ----------
NET ASSETS..................................................  $9,047,565
                                                              ==========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                                 FOR THE YEAR
                                                                    ENDED
                                                              DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest....................................................     $   486,676
                                                                 -----------

EXPENSES
Advisory fees (Note 3)......................................          77,237
Administration fees (Note 3)................................          25,746
Custodian...................................................          17,325
Accounting..................................................          39,292
Transfer agent fees.........................................          32,214
Audit fees..................................................          13,427
Legal fees..................................................           2,655
Insurance fees..............................................             824
Trustee's fees..............................................           5,283
Registration fees...........................................           2,141
Reports to shareholders.....................................           2,762
Deferred organization costs amortization....................           6,118
Miscellaneous...............................................           2,094
                                                                 -----------
    Total expenses..........................................         227,118
    Interest expense........................................             362
    Commitment fee on credit line...........................             349
    Less: Expenses reimbursed (Note 3)......................        (150,597)
                                                                 -----------
    Net expenses............................................          77,232
                                                                 -----------
        NET INVESTMENT INCOME...............................         409,444
                                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments............................        (381,115)
Net realized loss on foreign currency.......................        (254,397)
    Net change in unrealized depreciation on investments....        (600,165)
    Net change in unrealized depreciation on foreign
      currency..............................................        (116,188)
                                                                 -----------
    Net realized and unrealized loss on investments.........      (1,351,865)
                                                                 -----------
        NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................     $  (942,421)
                                                                 ===========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                ENDED
                                           DECEMBER 31, 1999    DECEMBER 31, 1998
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income....................     $   409,444          $   422,877
Net realized gain (loss) on
  investments............................        (381,115)             626,392
Net realized loss on foreign currency....        (254,397)            (126,803)
Net change in unrealized appreciation
  (depreciation) on investments..........        (600,165)             270,419
Net change in unrealized appreciation
  (depreciation) on foreign currency.....        (116,188)             197,272
                                              -----------          -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........        (942,421)           1,390,157
                                              -----------          -----------
NET EQUALIZATION CREDITS.................          (1,608)              (7,556)
                                              -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...............        (314,042)            (417,826)
From taxable net realized gains..........              --             (318,313)
Return of capital........................         (41,970)                  --
                                              -----------          -----------
    TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS.......................        (356,012)            (736,139)
                                              -----------          -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold................       6,512,566            6,879,372
Net asset value of shares issued on
  reinvestment of distributions..........         327,900              686,191
Cost of shares redeemed..................      (7,693,612)          (7,027,191)
                                              -----------          -----------
NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS.....................        (853,146)             538,372
                                              -----------          -----------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS.............................      (2,153,187)           1,184,834
NET ASSETS
Beginning of year........................      11,200,752           10,015,918
                                              -----------          -----------
End of year (including undistributed net
  investment income of $93,794 and $0,
  respectively)..........................     $ 9,047,565          $11,200,752
                                              ===========          ===========
CHANGES IN CAPITAL SHARES
Shares sold..............................         521,188              516,058
Shares issued from dividend
  distributions..........................          26,276               52,307
Shares redeemed..........................        (623,153)            (551,277)
                                              -----------          -----------
    Net Increase (Decrease)..............         (75,689)              17,088
                                              ===========          ===========

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------------------------
                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                       1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................   $ 13.55     $ 12.37    $ 12.72    $ 12.77   $ 12.00
                                                     -------     -------    -------    -------   -------
Income from investment operations:
  Net investment income...........................      0.50        0.58       0.63       0.63      0.69
  Net realized and unrealized gain
    (loss) on investments.........................     (1.57)       1.58      (0.29)      0.13      1.01
                                                     -------     -------    -------    -------   -------
Total from investment operations..................     (1.07)       2.16       0.34       0.76      1.70
                                                     -------     -------    -------    -------   -------

Less distributions:
  From net investment income......................     (0.43)      (0.58)     (0.49)     (0.69)    (0.65)
  From taxable net realized gains.................        --       (0.40)     (0.11)     (0.12)    (0.28)
  Return of capital...............................     (0.00)+        --      (0.09)        --        --
                                                     -------     -------    -------    -------   -------
Total distributions...............................     (0.43)      (0.98)     (0.69)     (0.81)    (0.93)
                                                     -------     -------    -------    -------   -------
Net asset value, end of year......................   $ 12.05     $ 13.55    $ 12.37    $ 12.72   $ 12.77
                                                     =======     =======    =======    =======   =======
Total return......................................     (7.97)%     17.89%      2.87%      6.21%    14.49%

Ratios/supplemental data:
Net assets, end of period (thousands).............   $ 9,048     $11,201    $10,016    $ 6,564   $ 1,153
Ratio of expenses to average net assets:
  Before expense reimbursement....................      2.22 %      2.76%      3.15%      8.21%    21.52%***
  After expense reimbursement.....................      0.75 %      0.75%      0.75%      1.31%     1.73%
Ratio of net investment income to average net
  assets:
  Before expense reimbursement....................      2.51 %      2.44%      2.67%     (1.76)%  (14.26)%
  After expense reimbursement.....................      3.98 %      4.46%      5.07%      5.14%     5.53%
Portfolio turnover rate...........................    166.99 %    166.72%    185.55%    296.51%   202.54%

    +    Amount represent less than $0.01 per share.
    ***  Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Guinness Flight Investment Funds, (the "Trust"), formerly the Guinness Flight Investment Funds Inc. (a Maryland corporation incorporated on January 7, 1994), was organized on April 28, 1997 as a Delaware business Trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers eight separate series: Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund") whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund") whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund") whose objective is long-term capital appreciation, Guinness Flight internet.com Index-TM- Fund (the "internet.com Index-TM- Fund") whose objective is long-term capital appreciation, Guinness Flight Mainland China Fund ("Mainland China Fund") whose objective is long-term capital appreciation, Guinness Flight New Europe Fund ("New Europe Fund") whose objective is long-term capital appreciation, Guinness Flight Wired Index-TM- Fund ("Wired Index-TM- Fund") whose objective is long-term capital appreciation and the Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund") whose objective is to provide current income and capital appreciation (collectively, the "Funds"). The China & Hong Kong and Global Government Bond Funds began operations on June 30, 1994, the Asia Blue Chip and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the New Europe Fund began operations on November 23, 1998, the Wired Index-TM- Fund began operations on December 15, 1998 and the internet.com Index-TM- Fund began operations on July 31, 1999.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION. Securities traded on a primary exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

    U.S. Government securities with less than 60 days remaining to maturity when acquired are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments. Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses relating to the translation of interest income are included in interest income on the accompanying Statement of Operations.

    B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates, subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counterparties to these contracts are major U.S. financial institutions.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

    As of December 31, 1999, the following Funds have capital loss carryforward's available to offset future realized capital gains: the Asia Blue Chip Fund has a capital loss carryforward of $3,118,823 expiring in 2006, the Asia Small Cap Fund has a capital loss carryforward of $88,450,286, of which $17,996,189 expires in year 2005, $62,854,581 expires in year 2006 and
$7,599,516 expires in 2007; the China & Hong Kong Fund has a capital loss carryforward of $63,563,064 expiring in 2006, the Mainland China Fund has a capital loss carryforward of $3,564,330, of which $2,515,925 expires in year 2006 and $1,048,405 expires in year 2007 and the Global Government Bond Fund has a capital loss carryforward of $350,080 expiring in year 2007. To the extent that such carryforward's are used, no capital gains distributions will be made.

    E. EQUALIZATION. The Global Government Bond Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the cost of redemptions equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

    F. DEFERRED ORGANIZATION COSTS. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of $8,745 in connection with their organization. The Mainland China Fund has incurred an expense of $23,338 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Funds commenced investment operations. In the event that any of

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
the initial shares of the Funds are redeemed by their holders during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

    G. CONCENTRATION OF RISK. The Asia Blue Chip Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The New Europe Fund invests substantially all of its assets in companies located in Europe or that conduct the majority of their business activities in Europe. The Wired Index-TM- Fund invests substantially all of its assets in securities of companies that comprise the Wired Index-TM-. The internet.com Index-TM- Fund invests substantially all of its assets in securities of companies that comprise the internet.com Index-TM-. The consequences of political, social or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

    In 1998, Malaysian government implemented certain foreign exchange control measures which included the requirement for portfolio capital to be in Malaysia for at least 12 months prior to repatriation. On February 4, 1999, the 12 month holding rule was replaced with a graduated levy on the repatriation of capital invested. These restrictions affected the liquidity and valuation of Malaysian securities which were valued at their fair values as determined in good faith by the board of Trustees. On December 31, 1999, the Asia Blue Chip fund and Asia Small Cap Fund held $511,711 and $2,912,421 of Malaysian securities, respectively, or 4.75% and 7.73% of their net assets, respectively. These investments are valued at their fair values as determined in good faith by the Board of Trustees.

    H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    I. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency transactions. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds.

    For the year ended December 31, 1999, reclassifications among the components of net assets are as follows:

                                                       UNDISTRIBUTED
                                                            NET
                                                        INVESTMENT      PAID-IN
                                                          INCOME        CAPITAL
                                                       -------------    -------
Asia Small Cap Fund                                      $115,788      $(115,788)
China & Hong Kong Fund                                   $245,570      $(245,570)
internet.com Index-TM- Fund                              $ 80,252      $ (80,252)
New Europe Fund                                          $  5,026      $  (5,026)
Wired Index-TM- Fund                                     $821,665      $(821,665)

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Investec Guinness Flight Global Asset Management Limited (the "Advisor"), formerly Guinness Flight Investment Management Limited, to provide the Funds with investment management services. The Advisor furnished all investment advice, office space and certain

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
administrative services and provides certain personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee equal to the following annual percentages of daily average net assets:

        Asia Blue Chip Fund                  1.00%
        Asia Small Cap Fund                  1.00%
        China & Hong Kong Fund               1.00%
        internet.com Index-TM- Fund          0.90%     on the 1st $100 million
                                             0.75%     on the next $100-$500 million and
                                             0.60%     on assets > $500 million
        Mainland China Fund                  1.00%
        New Europe Fund                      1.00%
        Wired Index-TM- Fund                 0.90%     on the 1st $100 million
                                             0.75%     on the next $100-$500 million and
                                             0.60%     on assets > $500 million
        Global Government Bond Fund          0.75%

    The Funds are responsible for their own operating expenses. The Advisor and Administrator have agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels. Expenses reimbursed from the Advisor for the year ended December 31, 1999 are stated in the Funds' Statement of Operations:

        Asia Blue Chip Fund                  1.98%
        Asia Small Cap Fund                  1.98%
        China & Hong Kong Fund               1.98%
        internet.com Index-TM- Fund          1.35%
        Mainland China Fund                  1.98%
        New Europe Fund                      1.98%
        Wired Index-TM- Fund                 1.35%
        Global Government Bond Fund          0.75%

    Expenses reimbursed by the Advisor through December 31, 1997 may be recouped from the Funds through December 31, 2002, and are subject to the Funds' ability to effect

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
such reimbursement and remain in compliance with applicable expense limitations. In addition, the recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

    The cumulative unreimbursed amounts paid by the Advisor on behalf of the Funds from their inception to December 31, 1999 are as follows:

Asia Blue Chip Fund                                  $  453,447
Asia Small Cap Fund                                  $  333,570
internet.com Index-TM- Fund                          $   69,971
Mainland China Fund                                  $  327,088
New Europe Fund                                      $  112,386
Global Government Bond Fund                          $1,013,197
Wired Index-TM- Fund                                 $   28,990

    Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives the following:

FUND                             ASSET BASED FEE
----                             ---------------
China & Hong Kong Fund           0.25% of average daily net
                                 assets subject to $40,000
                                 annual minimum.

Asia Blue Chip Fund, Asia Small  0.25% of average daily net
Cap Fund, China & Hong Kong      assets.
Fund, Global Government Bond
Fund and Mainland China Fund

Wired Index-TM- Fund and         0.05% of average daily net
internet.com Index-TM- Fund      assets.

    The Funds, excluding the China & Hong Kong Fund, are subject to a total annual minimum fee of $140,000.

    First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Funds are also officers and/or Trustees of the Administrator and Distributor.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended
December 31, 1999 were:

FUND                                                   PURCHASES        SALES
----                                                   ---------        -----
Asia Blue Chip Fund                                  $  7,054,128    $ 8,050,785
Asia Small Cap Fund                                  $ 24,699,989    $46,263,147
China & Hong Kong Fund                               $ 41,746,193    $94,918,439
internet.com Index-TM- Fund                          $ 32,495,853    $ 2,560,558
Mainland China Fund                                  $ 11,120,121    $11,189,375
New Europe Fund                                      $  1,402,935    $   921,042
Global Government Bond Fund                          $ 14,504,399    $14,767,302
Wired Index-TM- Fund                                 $143,935,292    $38,637,182

    Purchases and sales of U.S. Government obligations by the Global Government Bond Fund were $4,259,110 and $7,008,694 respectively.

NOTE 5 - LINE OF CREDIT

On March 1, 1999 the Funds amended their line of credit agreement with a bank to reduce the credit commitment from $50 million to $25 million. When the credit line expired on June 15, 1999 the Funds did not renew it and have been using the custodian bank's overdraft facility to meet their liquidity needs.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1999 the Funds had entered into forward contracts which obligated them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
amounts due are netted against the forward value of the currency to be delivered and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 1999 were as follows:

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                                                                        DELIVERY    UNREALIZED
      CURRENCY          RECEIVABLE         CURRENCY DELIVERABLE           DATE      GAIN/(LOSS)
-----------------------------------------------------------------------------------------------
         US$              466,307    Australian Dollar 706,986          02/09/00     $ (1,885)
         US$              499,047    Swiss Franc 730,000                02/09/00       38,321
         US$            6,526,847    European Currency Unit 6,142,991   02/09/00        7,638
         US$              810,532    British Pound Sterling 487,529     02/09/00        6,691
         US$            1,354,598    Japanese Yen 141,743,942           02/09/00       12,641
         US$              274,490    Norwegian Krone 2,130,000          02/09/00       (8,434)
         US$               40,000    Swedish Krona 322,760              02/09/00       (1,916)
         US$               54,588    Australian Dollar 85,629           05/11/00        1,702
         US$              521,241    Canadian Dollar 765,182            05/11/00       10,597
         US$              467,229    Swiss Franc 715,795                05/11/00      (10,759)
         US$            1,106,278    European Currency Unit 1,078,130   05/11/00       16,850
         US$              198,337    British Pound Sterling 122,449     05/11/00          524
         US$              370,497    Japanese Yen 37,858,365            05/11/00       (8,199)
         US$              208,307    Norwegian Krone 1,649,791          05/11/00       (2,080)
         US$              221,038    New Zealand Dollar 434,259         05/11/00        6,177
         US$              466,543    Swedish Krona 3,876,976            05/11/00       (6,365)
                                                                                     --------
                                     Total Forward Contracts                         $ 61,503
                                                                                     ========

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GUINNESS FLIGHT INVESTMENT FUNDS

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guinness Flight Investment Funds, (comprising, respectively, the Guinness Flight Asia Blue Chip Fund, Guinness Flight Asia Small Cap Fund, Guinness Flight China & Hong Kong Fund, Guinness Flight Mainland China Fund, Guinness Flight New Europe Fund, Guinness Flight Wired Index-TM- Fund, Guinness Flight internet.com Index-TM- Fund and Guinness Flight Global Government Bond Fund) (collectively, the "Funds"), as of December 31, 1999, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Guinness Flight Investment Funds as of December 31, 1999, the results of their operations, the changes in their net assets fiscal years in the period then ended, and the financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

Los Angeles, California
February 4, 2000

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                           USEFUL GUINNESS FLIGHT PHONE NUMBERS

                           Shareholder Service Line: 1-800-915-6566

                           Fund Literature Line: 1-800-915-6565

                           Automated OneCall Center: 1-800-915-6564

                           Website: http://www.gffunds.com

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MC40-102-0200

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